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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Bear State Financial, Inc.
(Name of Registrant as Specified In Its Charter)
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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 25, 2016

Dear Shareholder:

You are cordially invited to attend the 2016 Annual Meeting of Shareholders (the "Annual Meeting") of Bear State Financial, Inc. (the "Company"), to be held at the Company's office located at 2009 Browns Lane, Jonesboro, Arkansas 72401, on Wednesday, May 25, 2016 at 11:00 a.m., Central Time, for the following purposes, all of which are discussed in greater detail in the accompanying proxy statement:

  (1)
  To elect eleven director nominees named in the accompanying proxy statement to the Company's Board of Directors;

  (2)
  To approve in an advisory, non-binding vote the compensation of the Company's named executive officers as disclosed in the attached proxy statement;

  (3)
  To approve an amendment to the Company's 2011 Omnibus Incentive Plan (the "Incentive Plan") and the material terms of the performance metrics used under the Incentive Plan;

  (4)
  To ratify the appointment of BKD, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2016; and

  (5)
  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors has fixed April 5, 2016 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting. Only those shareholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting.

The Company's proxy statement and a form of proxy card are included with this notice. The Annual Report on Form 10-K for the year ended December 31, 2015 is also enclosed.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Mark A. McFatridge Mark A. McFatridge President and Chief Executive Officer

Little Rock, Arkansas
April 20, 2016

 IMPORTANT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON May 25, 2016: The Company's Proxy Statement for this Annual Meeting of Shareholders and Annual Report on Form 10-K for the year ended December 31, 2015 are available over the Internet at www.edocumentview.com/bsf.

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ARE THE RECORD OWNER OF YOUR SHARES AND YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. IF YOUR SHARES ARE HELD BY A BROKER, BANK, CUSTODIAN OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING IN PERSON, YOU MUST OBTAIN FROM THE RECORD HOLDER OF YOUR SHARES AND BRING WITH YOU A PROXY FROM THE RECORD HOLDER ISSUED IN YOUR NAME.

PROXY STATEMENT FOR THE 2016 ANNUAL MEETING OF SHAREHOLDERS
MAY 25, 2016

            This proxy statement is being furnished to holders of common stock, $.01 par value per share, of Bear State Financial, Inc. (the "Company," "we," "us" or "our"), the holding company of Bear State Bank, N.A. (the "Bank"). Proxies are being solicited on behalf of the Board of Directors of the Company (the "Board") to be used at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Company's office located at 2009 Browns Lane, Jonesboro, Arkansas 72401, on May 25, 2016 at 11:00 a.m., Central Time, for the purposes set forth in the Notice of Annual Meeting of Shareholders. The Company intends to deliver copies of the proxy materials for the Annual Meeting to shareholders on or about April 20, 2016.

ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

What is the purpose of the Annual Meeting?

            At the Annual Meeting, shareholders will consider and vote on: (i) the election of directors (Proposal 1), (ii) an advisory, non-binding resolution to approve the compensation of the Company's named executive officers (Proposal 2), (iii) a proposal to amend the Company's 2011 Omnibus Incentive Plan (the "Incentive Plan") and reapprove the material terms of the performance metrics used under the Incentive Plan (Proposal 3), (iv) the ratification of our independent registered public accounting firm (Proposal 4), and (v) such other business as may properly come before the meeting or any adjournment or postponement thereof.

Who is entitled to vote?

            Only our shareholders of record at the close of business on the record date for the meeting, April 5, 2016, are entitled to vote at the Annual Meeting. On the record date, we had 37,560,031 shares of common stock issued and outstanding.

Can I access the Company's proxy materials and annual report electronically?

            Yes. This proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2015 are available online at www.edocumentview.com/bsf.

How do I vote?

            If your shares are registered in your name with the Company's transfer agent, meaning you are the record holder of your shares, you may vote in person at the Annual Meeting or by proxy without attending the meeting. Record holders may mark, sign, date, and mail the proxy card you received from the Company in the return envelope provided. If you vote by submitting a proxy card, your shares will be voted at the Annual Meeting in accordance with your instructions. If you sign and return the proxy card but do not give any instructions on some or all of the proposals, your shares will be voted by the persons named in the proxy card on all uninstructed proposals in accordance with the recommendations of the Board given below.

            Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment or postponement of the Annual Meeting and will not be used for any other meeting.

            If your shares are held in "street name" by a bank, broker, custodian or other nominee, such bank, broker, custodian or other nominee is deemed the record holder of your shares. If you wish to vote in person at the meeting, you must obtain from your bank, broker, custodian or other nominee, and bring with you to the meeting, a proxy from such record holder issued in your name. If you do not plan to vote in person at the Annual Meeting, please mark, date, sign, and return the voting instruction form you received from your bank, broker, custodian or other nominee with this proxy statement. As indicated on the form or other documentation provided to you by your bank, broker, custodian or other nominee, you may have the choice of voting your shares over the Internet or by telephone as instructed by your bank, broker, custodian or other nominee. To do so, follow the instructions on the form you received from your bank, broker, custodian or other nominee.

If my shares are held in "street name" by my broker, can my broker vote my shares without instructions from me?

            Under New York Stock Exchange Rule 452, which governs all brokers (including those holding NASDAQ-listed securities), brokers are entitled to vote shares held by them for their customers on matters deemed "routine" under applicable rules, even though the brokers have not received voting instructions from their customers.

            Brokers, however, may not vote on "non-routine" matters on behalf of their clients in the absence of specific voting instructions. A broker "non-vote" occurs when a broker's customer does not provide the broker with voting instructions on "non-routine" matters for shares owned by the customer but held in the name of the broker. In those instances, the broker cannot vote the uninstructed shares and reports the number of such shares as "non-votes."

            Each of (i) Proposal 1 (election of directors), (ii) Proposal 2 (advisory, non-binding resolution to approve the compensation of the Company's named executive officers) and (iii) Proposal 3 (approval of an amendment to, and re-approval of the material terms of, the Incentive Plan) are considered "non-routine" matters. Accordingly, a broker may not vote on any of these proposals without instructions from its customer, and broker "non-votes" may occur with respect to these proposals. Proposal 4 (ratification of the appointment of the Company's independent registered public accounting firm) qualifies as a "routine" matter. Your broker, therefore, may vote your shares in its discretion if you do not provide instructions on how to vote on this "routine" matter.

Can I attend the meeting and vote my shares in person?

            Yes. All shareholders are invited to attend the Annual Meeting. Shareholders of record can vote in person at the Annual Meeting. If your shares are held in "street name" by a bank, broker, custodian or other nominee and you wish to vote in person at the meeting, you must obtain from the record holder and bring with you a proxy from the record holder issued in your name. The Annual Meeting will be held at the Company's office located at 2009 Browns Lane, Jonesboro, Arkansas 72401. If you wish to attend the Annual Meeting in person, you may obtain directions to the Company's principal executive office by calling (501) 320-4904.

Can I change my vote or revoke my proxy after I return my proxy card?

            Yes. If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy any time before the proxy is voted.

  •
  First, you may send a written notice to Corporate Secretary, Bear State Financial, Inc., 900 South Shackleford Rd., Suite 401, Little Rock, Arkansas 72211, stating that you would like to revoke your proxy.
  •
  Second, you may complete and submit a new proxy card with a later date. Any earlier proxies will be revoked automatically by subsequently submitted proxies. New proxy cards may be obtained over the internet at www.edocumentview.com/bsf.
  •
  Third, you may attend the Annual Meeting and vote in person. Any earlier proxy will be revoked. However, attending the Annual Meeting without voting in person will not revoke your proxy.

            If your shares are held in "street name" and you have instructed a broker or other nominee to vote your shares, you must follow the directions you receive from your broker or other nominee to change your vote.

What constitutes a quorum?

            The presence at the Annual Meeting, in person or by proxy, of a majority of the votes entitled to be cast on any matter at the Annual Meeting will constitute a quorum. If a quorum is established, each holder of common stock will be entitled to one vote on each matter to be voted on at the Annual Meeting for each issued and outstanding share of common stock owned on the record date. Proxies received but marked as abstentions and broker "non-votes" will be included in the calculation of the number of votes considered to be present at the meeting and will be counted for quorum purposes.

What are the Board of Directors' recommendations?

            The recommendations of the Board are set forth under the description of each proposal in this proxy statement. In summary, the Board recommends that you vote (i) "FOR" each of the director nominees named in Proposal 1, (ii) "FOR" Proposal 2 (the advisory, non-binding resolution approving the compensation of the Company's named executive officers), (iii) "FOR" Proposal 3 (approval of an amendment to, and re-approval of the material terms of the Incentive Plan) and (iv) "FOR" Proposal 4 (ratification of the appointment of BKD, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2016).

What vote is required to approve each item?

            With respect to the election of directors in an uncontested election (i.e. where the number of director nominees equals the number of open board seats), the Company's Bylaws require that each director be elected by the affirmative vote of a majority of the votes cast at the meeting, either in person or by proxy. In other words, the number of shares voted "for" a director nominee must exceed the number of votes cast "against" that director nominee. You may vote for, against, or abstain from voting for any or all of the director nominees named herein. With respect to the election of directors in a contested election (i.e. where the number of director nominees exceeds the number of open board seats), the Company's Bylaws require that directors be elected by the plurality of the votes of the shares present in person or by proxy at the meeting and entitled to vote. In that case, the nominees receiving the greatest number of votes cast for their election would be elected as directors. The Company is not aware of any persons that have been or will be properly nominated for election to the Board at the Annual Meeting in accordance with the Company's Bylaws other than the nominees set forth herein. Accordingly, the Company believes that the election of directors at the Annual Meeting will be an uncontested election and the majority of votes cast standard will, therefore, apply.

            If a nominee who is serving as a director is not re-elected, Arkansas law provides that the incumbent director would continue to serve on the Board as a "holdover director." However, under the Company's Bylaws, such director must tender his or her resignation to the Board. In that situation, the Board would consider whether to accept or reject the tendered resignation and will act on the tendered resignation within 90 days from the date the election results are certified and then publicly disclose its decision. If a non-incumbent nominee fails to receive a majority of votes cast at the Annual Meeting, such nominee would not serve on the Board as a "holdover director."

            For Proposal 2 (the advisory, non-binding resolution approving the compensation of the Company's named executive officers), Proposal 3 (approval of an amendment to, and re-approval of the material terms of, the Incentive Plan) and Proposal 4 (ratification of the appointment of BKD, LLP), the affirmative vote of a majority of all of the votes cast at a meeting at which a quorum is present is required for approval.

Will abstentions and broker "non-votes" have an impact on the proposals contained in this proxy statement?

            As discussed above, proxies received but marked as abstentions and broker "non-votes" will be included in the calculation of the number of votes considered to be present at the meeting for quorum purposes. However, neither abstentions nor broker "non-votes" will have an impact on the proposals contained in this proxy statement because they are not considered votes cast for voting purposes.

Who pays the cost for soliciting proxies by the Board of Directors?

            The Company will bear the cost of soliciting proxies, including the cost of preparing, printing and mailing the materials in connection with the solicitation of proxies. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's common stock. In addition to solicitations by mail, officers and regular employees of the Company may, without being additionally compensated, solicit proxies personally and by mail, telephone, facsimile or electronic communication.

Who is Bear State Financial Holdings, LLC?

            Bear State Financial Holdings, LLC ("BSF Holdings") is the Company's largest shareholder. As of April 5, 2016, BSF Holdings owns 18,978,035 shares of Company common stock. This represents approximately 50.53% of the Company's common stock.

            As a result of its controlling interest in the Company, BSF Holdings is able to determine the Company's corporate and management policies and determine the outcome of any corporate transaction or other matter submitted to shareholders for approval. Mr. Richard N. Massey, the Chairman of the Board of the Company, is the managing member of BSF Holdings, which provides him with the sole power to vote and dispose of the shares of the Company held by BSF Holdings. Directors Scott T. Ford and W. Dabbs Cavin and certain officers of the Company, including J. Matthew Machen, Sherri R. Billings, R. Thomas Fritsche, Jr., Shelly Loftin and Donna Merriweather are also members of BSF Holdings. As such, each has an indirect interest in BSF Holdings' investment in the Company to the extent of their individual pecuniary interests in BSF Holdings.

PROPOSAL 1—ELECTION OF DIRECTORS

            The number of directors that serve on the Board is currently set at eleven and may be fixed from time to time by the Board in the manner provided in the Company's Bylaws. In accordance with the Company's Bylaws, directors are elected for a term of one year or until their successors are duly elected and qualified or until their earlier removal, resignation or death.

Director Nominees

Name	Age	Positions Held with the Company	Director of the Company Since
W. Dabbs Cavin	51	Director, Vice Chairman of the Board	2011
K. Aaron Clark	34	Director	2011
Frank Conner	66	Director	2003
Scott T. Ford	53	Director	2011
G. Brock Gearhart	34	Director	2012
John J. Ghirardelli	58	Director	2015
Daniel C. Horton	75	Director, Vice Chairman of the Board	2014
O. Fitzgerald Hill	52	Director	2011
Richard N. Massey	60	Director, Chairman of the Board	2011
Mark A. McFatridge	48	Director, President and Chief Executive Officer	2015
Ian R. Vaughan	39	Director	2014

            Each of the eleven director nominees listed above currently serves as a director of the Company and was recommended by the nominating and corporate governance committee and nominated by the Board to stand for election at the Annual Meeting.

            With the exception of John J. Ghirardelli and Mark A. McFatridge, each of whom was appointed to the Board in 2015 in connection with the Company's acquisition of Metropolitan National Bank ("Metropolitan"), each of the above director nominees was elected to the Board at the 2015 annual meeting of shareholders. In connection with the 2011 initial investment of BSF Holdings in the Company, the Company agreed to nominate Messrs. Massey, Cavin, Ford and Clark (or such other designees as BSF Holdings may designate) to the Board each year for so long as BSF Holdings owns in excess of 33% of the Company's common stock. There are no other arrangements or understandings between the Company and any person pursuant to which such person has been elected a director.

Vote Required

            Pursuant to the Company's Bylaws, in an uncontested election directors are elected by a majority of the votes cast by the shares entitled to vote in the election of directors at a meeting at which a quorum is present. Each nominee who receives more votes cast "for" than "against" his or her election at the Annual Meeting will be elected as a director. Shareholders of the Company are not permitted to cumulate their votes for the election of directors.

            Unless contrary instructions are given, shares represented by proxies solicited by the Board will be voted for the election of each of the nominees to the Board. If the person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, proxies will be voted for a replacement nominee designated by the Board of Directors or, in the event no such designation is made, proxies will be voted for a lesser number of nominees. At this time, the Board knows of no reason why the nominees listed above may not be able to serve as a director if elected. Proxies cannot be voted for a greater number of persons than the nominees named herein.

Board Recommendation

            The Board of Directors recommends that you vote "FOR" the election of each of the director nominees named above.

 INFORMATION REGARDING THE BOARD AND ITS COMMITTEES

Director Nominees

            Set forth below is biographical information for each director nominee listed above. The following descriptions also outline the specific experience, qualifications, attributes and skills that qualify each person to serve on the Company's Board of Directors.

            W. Dabbs Cavin. Mr. Cavin serves as Chief Financial Officer of Mountaire Corporation and is a member of its board of directors, and he also serves as a Vice Chairman of the Board of Directors of the Company. From 2011 until June 30, 2013, Mr. Cavin served as Chief Executive Officer of the Company and First Federal Bank (predecessor to the Bank). He has been active in commercial banking in a variety of executive positions for over 20 years. In 1996, Mr. Cavin was a co-founder and organizer of Pinnacle Bancshares and Pinnacle Bank in Little Rock, Arkansas where he served as executive vice president and chief lending officer while also serving as a member of that bank's and its holding company's board of directors. After the 2002 sale of Pinnacle to BancorpSouth, Mr. Cavin became president of the Little Rock market for BancorpSouth until joining Summit Bank as executive vice president. At Summit, Mr. Cavin was responsible for leading its entrance into the Little Rock market as well as working with executive management on corporate strategic initiatives, market expansion, marketing, and business development. From 2008 until 2011, Mr. Cavin was employed by Mountaire Corporation in a position similar to his present capacity, while also consulting with Summit Bank on strategic issues. Mr. Cavin is also a former regulatory examiner with the Federal Home Loan Bank of Dallas which was the precursor to the Office of Thrift Supervision.

            Mr. Cavin has over 20 years of community and commercial banking experience, much of which he acquired as an executive officer or director of various Arkansas-based financial institutions. His understanding of the community banking needs of Arkansas makes him an invaluable asset as a director of the Company. His long and successful career as a bank executive and his intimate knowledge of community banking in Arkansas led the Board to conclude that Mr. Cavin is qualified to serve as a director of the Company.

            K. Aaron Clark. Mr. Clark currently serves as a Managing Director of The Stephens Group, LLC, a private, family-owned investment firm, which he joined in 2006. In addition to helping analyze, coordinate and execute The Stephens Group's investment transactions, Mr. Clark devotes a considerable amount of his time to supporting the firm's partner companies' efforts to grow the long-term value of their businesses. Prior to joining The Stephens Group, Mr. Clark was a corporate financial analyst at Stephens, Inc., where he gained experience in detailed financial analysis, modeling and diligence.

            Mr. Clark provides a unique perspective to the Board. In addition to his investment banking experience, he brings to the Board a keen understanding and knowledge of partnering with management teams of a wide-range of companies across various industries to assist them in growing the long-term value of their businesses and accomplishing their strategic goals. His professional experience and strong community ties led the Board to conclude that Mr. Clark is qualified to serve as a director of the Company.

            Frank Conner. Mr. Conner served as Vice President, Finance and Accounting and Chief Financial Officer of FedEx Freight East (formerly American Freightways, Inc.) from February 2001 through June 2010. Mr. Conner previously served as a director of American Freightways from 1989 to February 2001 and held various positions with American Freightways, including serving as Executive

Vice President-Finance and Accounting and Chief Financial Officer from November 1995 to February 2001. Mr. Conner previously served thirteen years with McKesson Service Merchandise in various positions including General Manager and Chief Financial Officer. Mr. Conner served seven years in public accounting with Peat, Marwick & Mitchell prior to joining McKesson. Mr. Conner also served on the board of directors of P.A.M. Transportation Services, Inc. (NASDAQ: PTSI), based in Tontitown, Arkansas.

            Mr. Conner brings to the Board of Directors extensive management and business experience including over 26 years of service in senior financial management positions for both private and publicly-traded companies. He has served on the Board of Directors of the Company and the Bank (and its predecessor) since 2003. He is the Chairman of the Company's audit committee, qualifies as an audit committee financial expert (as defined by the rules of the Securities and Exchange Commission ("SEC")) and is a member of the Company's compensation and nominating and corporate governance committees. He has extensive experience in performing audits of banking and non-banking publicly-traded companies and has served on the audit and compensation committees of American Freightways Corp. and P.A.M. Transportation Services, Inc. Additionally, Mr. Conner's extensive ties to the community, strength of character, mature judgment, familiarity with our business and industry, independence of thought and ability to work collegially with others led the Board to conclude that Mr. Conner is qualified to serve as a director of the Company.

            Scott T. Ford. Mr. Ford is a member and chief executive officer of Westrock Group, LLC, a private, family-owned commodities trading firm he founded in 2013. Westrock Group operates Westrock Coffee Company, LLC, a coffee exporter, trader, importer and roaster, and Westrock Asset Management, LLC, a global asset management firm. He founded Westrock Coffee Company in 2009 and Westrock Asset Management in 2014. He previously served as President and Chief Executive Officer of Alltel Corporation (a provider of wireless voice and data communications services) from 2002 to 2009, and prior to that, he served as its President and Chief Operating Officer from 1998 to 2002. During Mr. Ford's tenure with Alltel Corporation, he led the company through several major business transformations, culminating with the sale of the company to Verizon Wireless in 2009. Mr. Ford currently serves on the board of directors of AT&T, Inc. (NYSE: T).

            Mr. Ford's corporate management experience makes him an invaluable member of the Company's Board. His proven track record as CEO of a Fortune 200 company, in addition to his expansive experience as a director of public and private companies and charitable organizations, provides him the ability to understand and address the challenges and issues facing the Company. In addition, Mr. Ford, through his affiliation with BSF Holdings, has a substantial personal interest in the Company that aligns his interests with those of the Company's shareholder base. The Board believes that Mr. Ford's extensive management experience, proven leadership capabilities and his personal stake in the success of the Company qualify him to serve on the Board.

            G. Brock Gearhart. Mr. Gearhart is President of Greenwood Gearhart Inc., a registered investment advisor located in Fayetteville, Arkansas. Prior to assuming his current role in September 2008, he was a Vice President with Merrill Lynch's Private Banking and Investment Group in New York City. He is a graduate of the University of Arkansas where he earned a B.S.B.A in Financial Management and Investments and was named Outstanding Student in Finance. He holds the Chartered Financial Analyst (CFA®) designation.

            Mr. Gearhart's financial expertise and ties to the community led the Board to conclude that he is qualified to serve as a director of the Company.

            John J. Ghirardelli. Mr. Ghirardelli currently serves as chairman of, and as a member of the audit committee, executive committee and nomination and compensation committee of the board of directors of Paul Mueller Co., a Springfield, Missouri-based stainless steel equipment manufacturer. Beginning in 2015, Mr. Ghirardelli has been managing partner of Burrito Concepts, LLC, a Qdoba franchise. From 2013 to 2015 he served as a director and member of the audit committee of Metropolitan National Bank. Since February 2012, Mr. Ghirardelli has also served as Trustee and Chief Executive Officer of Missouri Insulation. In addition, Mr. Ghirardelli serves as CEO of Keystone Digital, an audio-visual technology firm he founded in 2007. Mr. Ghirardelli previously served as President and CEO of The Killian Group, a construction firm, from 2007 to 2012; and has been the Chairman of Tech Spa Inc, a systems integration software firm, since 2009. Since 1995, Mr. Ghirardelli has served as Secretary/Treasurer of ICP Inc., a mini storage rental and tobacco resale company.

            Mr. Ghirardelli's significant experience as a director and/or executive officer for various business enterprises, including his service as a director and audit committee of Metropolitan National Bank and his experience in mergers and acquisitions, as well as his ties to the community led the Board to conclude that he is qualified to serve as a director of the Company.

            O. Fitzgerald Hill. Since 2006, Dr. Hill has served as President of Arkansas Baptist College in Little Rock. During his tenure, Arkansas Baptist College grew from fewer than 200 to more than 1,100 students and raised more than $23 million to update the institution's facilities. From 2010 to 2011, Dr. Hill served on the advisory board of Summit Bank. From 2005 to 2006, Dr. Hill led the Ouachita Baptist Opportunity Fund in Arkadelphia, Arkansas, as its Executive Director. From 2001 to 2005, he served as head football coach of the San Jose State Spartans. Dr. Hill earned a Doctorate of Education degree from the University of Arkansas and has received numerous awards recognizing his leadership on educational and community-development issues at the local, state and national levels. He is also the recipient of the Bronze Star for his service in the United States Armed Forces during Operation Desert Shield and Desert Storm.

            Dr. Hill brings a wealth of leadership experience and skills to the Board. This depth of experience, proven success as a leader, and his strong community ties led the Board to conclude that Dr. Hill is qualified to serve as a director of the Company.

            Daniel C. Horton. Mr. Horton serves as a Vice Chairman of the Board of Directors of the Company. From 2005 through the closing of the Company's merger with First National Security Company ("FNSC"), Mr. Horton served as Chief Executive Officer and a director of FNSC. Additionally, from 2005 to December 31, 2012, he served as Chief Executive Officer of First National Bank, a subsidiary bank of FNSC. From 2000 until 2005, when First Community Banking Corporation ("FCBC") was acquired by FNSC, Mr. Horton served as the President and Chief Executive Officer of FCBC and its subsidiary banks. From 1983 until 2000, he was the principal of Horton & Associates, Inc., where he acted as a consultant to community banks on various matters. Mr. Horton's banking career began in 1973 with First Arkansas Bancstock Corporation ("FABC"), where he served for ten years in various capacities, including as executive vice president, chief financial officer and as a member of FABC's board of directors.

            Mr. Horton has over 30 years of community and commercial banking experience, much of which he acquired as an executive officer, director or consultant of various Arkansas-based financial institutions. The Board of Directors believes that Mr. Horton's community banking experience combined with his intimate knowledge of the markets in which the Bank operates makes him an integral part of the Company's Board of Directors. For these reasons, the Board has concluded that Mr. Horton is qualified to serve as a director of the Company.

            Richard N. Massey. Mr. Massey is Chairman of the Board of Directors of the Company and previously served as its interim President and Chief Executive Officer. He has been a member of Westrock Capital Partners, LLC, a private investment partnership ("Westrock"), since January 2009, and is the managing member of BSF Holdings, the Company's controlling shareholder. From 2006 to 2009, Mr. Massey was Executive Vice President, Chief Strategy Officer and General Counsel of Alltel Corporation, then the fifth largest provider of wireless services in the United States. Prior to joining Alltel, Mr. Massey acted as Managing Director of Stephens Inc., a private investment bank, for 6 years.

Mr. Massey is a licensed attorney in the state of Arkansas and has over 30 years of experience as a corporate and securities attorney. Since 2006, Mr. Massey has been a director of Fidelity National Financial, Inc. ("FNF"), a title insurance, mortgage services, specialty insurance and information services company, and Fidelity National Information Systems, Inc. ("FIS"), a global provider of technology and services to the financial services industry. He serves as a member of the compensation committee of FNF, and as chairman of the compensation committee and a member of both the executive and the corporate governance and nominating committees of FIS. Since 2014, he has also been a director of Black Knight Financial Services.

            Mr. Massey has an extensive understanding of corporate law, finance and investment banking that he gained through years of experience as a financial and legal advisor to public and private companies. In addition, Mr. Massey, through his affiliation with BSF Holdings, has a substantial personal interest in the Company that aligns his interests with those of the Company's shareholder base. His professional experience combined with his personal stake in the success of the Company led the Board to determine that Mr. Massey is qualified to serve as a director of the Company and as Chairman of the Board.

            Mark A. McFatridge. Mr. McFatridge has served as President and Chief Executive Officer of the Company and the Bank since October 1, 2015. Mr. McFatridge has been active in commercial banking in a variety of executive positions for more than two decades. He previously served as CEO and as a director of Metropolitan National Bank from 2012 until that entity's charter merged into the Bank on February 19, 2016. From April 2010 to February 2012, he served as Executive Vice President and Chief Operating Officer of Guaranty Bank, a wholly-owned subsidiary of Guaranty Federal Bancshares, Inc. (NASDAQ: GFED), a publicly-traded stock holding company. Mr. McFatridge also previously served as President and Chief Operating Officer of OakStar Bank from July 2008 to March 2009, and for a period of six years held several positions with Regions Financial Corporation, including Market President of the Community Banks of Missouri and Western Kentucky and Chief Administrative Officer and Chief Financial Officer of the Midwest banking region. Additionally, Mr. McFatridge previously served Fifth Third Bank of Central Indiana for seven years in various positions including Commercial Relationship Manager and Banking Center Manager. He is a graduate of Butler University where he earned a B.S. in Accounting and an M.B.A. in Finance. Mr. McFatridge is a member of the Young Presidents' Organization and the 31st Judicial Circuit Judicial Performance Evaluation Committee. He also serves on the board of directors of the Ozarks Technical Community College Foundation.

            The Board determined that Mr. McFatridge should serve as a director due to his over 20 years of experience in community banking, his knowledge of and banking experience in the southwest Missouri market and his prior service as the chief executive officer of Metropolitan National Bank. Additionally, the Board believes that as President and Chief Executive Officer of the Company, Mr. McFatridge can provide the Board with in depth knowledge and real time information concerning the day to day operation of the Company and the Bank.

            Ian R. Vaughan. Since 2008, Mr. Vaughan has served as the Ranch Operations Manager for John H. Hendrix Corp., managing a 5,000-acre ranch in northern Texas engaged in cattle and hay production. Mr. Vaughan is also a licensed real estate professional affiliated with David Norman Realty Advisors, focusing on the marketing, purchase and sale of farming, ranching and recreational properties in northern Texas and southern Oklahoma.

            Through his prior service as a director of First National Bank, a subsidiary bank of FNSC, Mr. Vaughan gained substantial experience in the leadership and management of a community bank, as well as a deep understanding of that bank's operations and the markets in which it operates. The Company's Board of Directors believes that Mr. Vaughan provides a unique perspective to the Board through his past affiliation with First National Bank, his real estate expertise and his experience as the manager of a major agricultural operation, all of which led the Board to conclude that Mr. Vaughan is qualified to serve as a director of the Company.

Director Independence and "Controlled Company"

            After reviewing all relevant relationships and considering NASDAQ's requirements for independence, the Board concluded that Messrs. Clark, Conner, Ford, Gearhart, Ghirardelli, Hill and Vaughan are independent under applicable listing rules, and that Mr. Hammerschmidt (who served as a director until his death on April 1, 2015) was independent under applicable listing rules while he was a director of the Company. No director or executive officer of the Company is related to any other director or executive officer of the Company by blood, marriage or adoption. In making its independence determination, the Board considered all relevant transactions, relationships, or arrangements disclosed in this proxy statement under the section titled "Transactions with Certain Related Persons" and the following:

  •
  Mr. Ford is an investor in BSF Holdings, and both he and Mr. Clark were nominated as directors pursuant to an agreement between the Company and BSF Holdings. The Board does not believe these relationships affect the independence of Messrs. Ford or Clark.

            While a majority of our directors are independent, we are not required to have a majority of independent directors on our Board as would otherwise be required under NASDAQ listing rules because the Company qualifies as a "controlled company." Under applicable NASDAQ rules, if an individual or another entity owns more than 50% of the voting power for the election of directors of a listed company, that company is considered a "controlled company" and is exempt from certain corporate governance requirements, including the requirements to have a board of directors comprised of a majority of independent directors and independent director oversight of such board's nominating and executive compensation functions. Because BSF Holdings owns more than 50% of the voting power for the election of directors, the Company qualifies as a "controlled company," however, the Company only relies on the "controlled company" exemption with regard to the Board's nominating functions, which are presently exercised by the full Board and not by a separate committee of independent directors.

Shareholder Nominations

            Pursuant to the Company's Bylaws, shareholders are permitted to nominate directors in accordance with the Company's advance notice provision contained in Article II, Section 16 of the Bylaws. Article II, Section 16 provides that only business properly brought before an annual meeting of shareholders shall be conducted at such meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a shareholder. For business to be properly brought before an annual meeting by a shareholder, such proposed business must constitute a proper matter for shareholder actions, which includes the nomination of directors, and the shareholder must have given timely notice thereof in writing to the secretary of the Company. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Company, not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of shareholders; provided, however, if an annual meeting of shareholders is called for a date that is not within 25 days before or after the anniversary date of the preceding annual meeting, then, in order to be timely, a shareholder's notice must be received by the Company no later than the close of business on the 10th day following the earlier of the date on which notice of the date of the annual meeting was mailed or public announcement of such date was made. For a shareholder nomination to be timely for purposes of the 2017 annual meeting of shareholders, assuming the date of such annual meeting is within 25 days before or after the one-year anniversary of the 2016 Annual Meeting, the notice of such nomination must be received by the Company's Corporate Secretary no earlier than January 25, 2017, and no later than February 24, 2017.

Directors' Attendance at Annual Meetings

            Although we do not have a formal policy regarding attendance by members of the Board at annual meetings of shareholders, we expect that our directors will attend, absent a valid reason for not doing so. All Board members who were Board members at the time of the 2015 annual meeting attended such meeting except Ian R. Vaughan.

Board Leadership Structure and Role in Risk Oversight

            Board of Directors Leadership Structure. The Board has no fixed policy with respect to the separation of the offices of Chairman of the Board and Chief Executive Officer. The Board retains the discretion to determine, at any time, whether to combine or separate the positions as it deems to be in the best interests of the Company and its shareholders. From June 2014 until October 2015, the positions of Chairman and Chief Executive Officer were temporarily combined and held by Richard N. Massey. At that time, the Board determined that combining the positions of Chairman and Chief Executive Officer was the most suitable structure for the Company because it maintained a continuity of senior leadership while the Board evaluated its long-term executive leadership plans and also promoted strategy development, facilitated information flow between management and the Board, and allowed Mr. Massey to be involved in every aspect of leading the Company, while exercising oversight of the management of the Company's subsidiary bank.

            Upon the Company's acquisition of Metropolitan on October 1, 2015 and the subsequent appointment of Mr. Mark McFatridge to serve as the Company's new President and Chief Executive Officer, the Board determined that it was in the best interests of the Company and its shareholders for the roles of Chairman and Chief Executive Officer to once again be separated, because the separation allows Mr. McFatridge to primarily focus on the day to day leadership and performance of the Company and the Bank and execution of the Company's growth strategy, while allowing Mr. Massey to primarily focus on leadership of the Board, including oversight of the Company's strategic growth plan, and ensuring that the Board's time and attention are dedicated to the risks and challenges that are most critical to the Company.

            The Board believes that maintaining a healthy mix of qualified independent, non-management, and management directors on the Board is an integral part of effective corporate governance and management of the Company. The Board also believes that the current leadership structure strikes an appropriate balance between independent directors, management directors, and directors affiliated with BSF Holdings, the Company's controlling shareholder, which allows the Board to effectively represent the best interests of the Company's entire shareholder base.

            The Board does not utilize a lead independent director. However, the independent directors of the Board are actively involved in the decision-making of the Board and its various committees.

            Board of Directors Role in Risk Oversight. Management has the primary responsibility for identifying and managing the risks facing the Company and the Bank, subject to the oversight of the Board. The Board's role in the risk oversight process includes receiving regular reports from senior management and internal audit regarding material risk exposure of the Company, including credit, market (including liquidity and interest rate risk), operational, financial, legal and regulatory, strategic and reputational risks. The full Board (or the appropriate committee in the case of risks that are under the purview of a particular committee) receives these reports from the appropriate "risk owner" within the organization to enable the Board or committee, as applicable, to understand our risk identification, risk management and risk mitigation strategies. When a committee receives these reports, the chairman of the relevant committee reports on the discussion to the full Board during the next Board meeting.

This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

            The Board's administration of its risk oversight function has not specifically affected the Board's current leadership structure. Instead, when periodically evaluating the Board's leadership structure, risk oversight is one factor among many considered by the Board. The Board believes that the current leadership structure facilitates its role in the risk oversight process of the Company. If in the future the Board believes that a change in its leadership structure is required to, or potentially could, improve the Board's risk oversight function, it may make such change as it deems appropriate in its sole discretion.

Committees and Meetings of the Board of Directors of the Company

            The Board meets on a quarterly basis and may have additional special meetings. During the year ended December 31, 2015, the Board met eight times. No incumbent director attended fewer than 75% of the total number of meetings of the Board or any committee on which he served that were held during this period and while such person was serving as a director.

            The Board has established an audit committee, a compensation committee, and a nominating and corporate governance committee. Each of the committees has adopted a written charter, all of which are available in the Investor Relations section of our website at www.bearstatefinancial.com.

            Audit Committee.    The audit committee engages the Company's independent registered public accounting firm and reviews the Company's systems of internal control with management, the internal auditor and the Company's independent registered public accounting firm. In addition, the audit committee reviews with the independent registered public accounting firm and management the annual audited financial statements (including the Annual Report on Form 10-K) and the quarterly reports on Form 10-Q and monitors the Company's adherence to accounting principles generally accepted in the United States of America. During 2015, the audit committee consisted of Frank Conner (Chairman), G. Brock Gearhart, John P. Hammerschmidt (until his death on April 1, 2015) and John J. Ghirardelli (following his appointment to the Board on September 17, 2015). The audit committee presently consists of Messrs. Conner, Gearhart and Ghirardelli.

            The Board has determined that each member of the audit committee qualifies as an "independent" director under the Sarbanes-Oxley Act, related SEC rules and NASDAQ listing standards related to audit committees, and that each satisfies all other applicable standards for service on the audit committee. In addition, the Board has determined that Mr. Conner, the Chairman of the audit committee, meets the requirements adopted by the SEC for qualification as an audit committee financial expert. The identification of a person as an audit committee financial expert does not impose on such person any duties, obligations or liability that are greater than those that are imposed on such person as a member of the audit committee and the Board in the absence of such identification. Moreover, the identification of a person as an audit committee financial expert for purposes of the regulations of the SEC does not affect the duties, obligations or liability of any other member of the audit committee or the Board. Finally, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for purposes of Section 11 of the Securities Act of 1933, as amended.

            There were nine meetings of the audit committee in 2015.

            Compensation committee.    The compensation committee administers the Company's director and executive compensation programs. Its primary functions are to oversee the Company's compensation and benefit plans and policies and to administer its stock benefit plans (including reviewing and approving equity grants to executive officers).

            The compensation committee currently consists of Messrs. Scott T. Ford (Chairman), Ian R. Vaughan, G. Brock Gearhart and Frank Conner. Mr. Hammerschmidt was a member of the compensation committee until his death on April 1, 2015. There were three meetings of the compensation committee in 2015.

            The compensation committee has historically exercised exclusive authority over the compensation paid to the Company's President and Chief Executive Officer and has reviewed and approved salary increases and bonuses for the Company's other executive officers as prepared and submitted to the compensation committee by the President and Chief Executive Officer. As a matter of philosophy, the Company and the compensation committee are committed to creating a compensation structure for executives that is simple and readily comprehensible to investors. The types of compensation we offer our executives remain within the traditional categories: salary, short and long-term incentive compensation (non-equity incentive awards and stock-based awards), standard executive benefits, and retirement and severance benefits.

            The compensation committee recognizes the importance of maintaining sound principles for the development and administration of compensation and benefit programs, and has taken steps to significantly enhance the compensation committee's ability to effectively carry out its responsibilities as well as enhance the link between executive pay and performance.

            Although the compensation committee does not delegate any of its authority for determining executive compensation, the compensation committee has in the past engaged the services of outside advisors, experts and others to assist the compensation committee on an as-needed basis. Additionally, our Chief Executive Officer and Chief Financial Officer each provide input to the compensation committee regarding the Company's performance, the individual performance of the Company's executive officers, and such additional information the compensation committee requests on an as-needed basis. The compensation committee, however, exercises complete discretion in making all compensation decisions regarding cash compensation and equity awards for all of the Company's executive officers.

            Nominating and Corporate Governance Committee.    The nominating and corporate governance committee evaluates and makes recommendations to the Board for the election of directors. As stated above, the Company qualifies as a "controlled company" under applicable NASDAQ listing rules due to the ownership by BSF Holdings of more than 50% of the voting power for the Company's election of directors. Accordingly, we rely on the "controlled company" exemption from NASDAQ rules that generally require independent director oversight of director nominations.

            The nominating and corporate governance committee consists of the entire Board, with Mr. Massey serving as chairman. The nominating and corporate governance committee met once, during regular board session, in 2015 in connection with the nomination of directors for the 2015 annual meeting of shareholders.

            The nominating and corporate governance committee considers candidates for director suggested by its members, as well as by management and shareholders. The nominating and corporate governance committee also may solicit prospective nominees identified by it. A shareholder who desires to recommend a prospective nominee for the Board should notify the Company's Corporate Secretary or any member of the nominating and corporate governance committee in writing with supporting material the shareholder considers appropriate. The nominating and corporate governance committee also considers whether to nominate any person nominated pursuant to the provision of the Company's governing documents relating to shareholder nominations, which is described in the section above titled "Shareholder Nominations." The nominating and corporate governance committee has the authority and ability to retain a search firm to identify or evaluate potential nominees if it so desires.

            The charter of the nominating and corporate governance committee sets forth certain criteria the committee may consider when recommending individuals for nomination as director including: (i) ensuring that the Board, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, banking industry knowledge and experience, financial expertise (including expertise that could qualify a director as an "audit committee financial expert"), local or community ties and (ii) minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. Though neither the Board nor the nominating and corporate governance committee has a formal policy concerning diversity, the Board of Directors values diversity on the Board, believes diversity should be considered in the director identification and nominating process, and seeks director nominees that have a diverse range of views, backgrounds and leadership and business experience. The committee also considers the extent to which the candidate would fill a present need on the Board.

            Once the nominating and corporate governance committee has identified a prospective nominee, the committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on the information provided to the committee with the recommendation of the prospective candidate, as well as the committee's own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others.

EXECUTIVE OFFICERS OF THE COMPANY

            Set forth below is biographical information with respect to each current executive officer of the Company and the Bank. In addition to the executive officers listed below, Mr. McFatridge, who also serves as a director of the Company, is an executive officer of the Company and the Bank. Biographical information regarding Mr. McFatridge is available above in the section titled "Director Nominees." All executive officers of the Company and the Bank are elected annually by the Board and serve at the discretion of the Board. There are no arrangements or understandings between any person on the one hand and the Company or the Bank on the other hand pursuant to which such person has been selected as an executive officer of either the Company or the Bank.

            Sherri R. Billings, age 59. Mrs. Billings is Executive Vice President and Chief Accounting Officer of the Company and the Bank. She has served as an Executive Vice President since 2002 and became Chief Accounting Officer in 2014. She previously served as Chief Financial Officer of the Company and First Federal Bank from 2002 until 2014 and as Senior Vice President for First Federal Bank from 1993 to 2002, and as Treasurer for First Federal Bank from 1986 to 1993. Mrs. Billings initially was employed by the Bank in 1979. Mrs. Billings is a certified public accountant licensed to practice in the state of Arkansas, a member of the American Institute of Certified Public Accountants and the Arkansas Society of Certified Public Accountants, and has attained the designation Chartered Global Management Accountant.

            R. Thomas Fritsche, Jr. age 55. Mr. Fritsche is Senior Executive Vice President and Chief Operating Officer of the Company and the Bank and has served in credit and risk management capacities since 2011. Mr. Fritsche has over twenty-five years of commercial banking experience in executive and managerial positions with banks in Arkansas. Prior to joining the Company and the Bank, Mr. Fritsche worked at Southwest Power Pool, a regional utility transmission organization, as Director of Treasury and Risk Management from 2007 - 2011. He previously served as Chief Administrative Officer and Commercial Banking Executive from 2004 - 2007, and as Senior Vice President and Commercial Real Estate Lending Manager from 2000 - 2002, at Regions Financial Corp.; as Executive Vice President and Lending Manager at Arvest Banking Company from 2002 - 2004; as Vice President and Commercial Lender at Mercantile Bank; as Vice President, Mergers & Acquisitions, at First Commercial Corp.; and as Director of Mergers & Acquisitions and Director of Asset/Liability Management for Worthen Banking Corp. Mr. Fritsche began his career in banking as a National Bank Examiner with the Office of the Comptroller of the Currency.

            Shelly Loftin, age 34. Mrs. Loftin serves as Executive Vice President and Chief Marketing Officer of the Company, a position she has held since January 2015. Mrs. Loftin joined First Federal Bank in October of 2011 as Vice President of Marketing and Retail. Prior to joining the Company and the Bank, Mrs. Loftin worked in marketing at Bank of the Ozarks and Summit Bank. She has over 15 years of banking experience and holds a M.B.A. from the University of Arkansas at Little Rock. Her day to day responsibilities include marketing, advertising, branding, culture, employee relations and the customer experience.

            J. Matthew Machen, age 35. Mr. Machen serves as Senior Executive Vice President and Chief Financial Officer of the Company, a position he has held since 2014. Mr. Machen joined First Federal Bank in 2011 as a Senior Vice President and prior to being named the Company's Chief Financial Officer, he served as a Regional President of First Federal Bank. Before joining the Company and the Bank he served as Vice President and Commercial Lender for First Security Bank from 2003 to 2011. Mr. Machen holds a Finance degree from the University of Arkansas and is a board member of the Dean's Alumni Advisory Council at the University of Arkansas's Walton College of Business.

            Donna Merriweather, age 56. Ms. Merriweather, SPHR, SHRM-SCP, serves as Executive Vice President and Human Resources Director of the Company. Ms. Merriweather joined the Company in June 2014 bringing over 30 years of human resources management experience, 15 years in the financial services industry and 18 years in manufacturing. She received her Senior Professional in Human Resources certification in 2001 and her SHRM-SCP (Senior Certified Professional) credentials in 2016. Ms. Merriweather currently serves as State-Director Elect for the Arkansas Society for Human Resource Management State Council, an affiliate of the national Society for Human Resource Management association. Her responsibilities include compensation and benefit administration, policy and regulatory administration, recruitment and retainment, employee relations, and performance management.

            Yurik Paroubek, age 31. Mr. Paroubek serves as Executive Vice President and Director of Operations of the Bank. Mr. Paroubek joined First Federal Bank in October of 2011 as a financial analyst. In June 2012, Mr. Paroubek was promoted to Operations Manager of the Bank, a position he held until June 2013 when he was promoted to his current position. Prior to joining the Bank, Mr. Paroubek worked as a financial analyst at Summit Bank. His day to day responsibilities include overseeing deposit, loan and information technology operations.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's officers and directors, and persons who own more than 10% of the Company's common stock, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company currently knows of no person, other than BSF Holdings, who owns 10% or more of the Company's common stock.

            Based solely on a review of the copies of such forms furnished to the Company, or written representations from its officers and directors, the Company believes that during, and with respect to, the year ended December 31, 2015, the Company's officers, directors and BSF Holdings, the sole beneficial owner of more than 10% of the Company's common stock, satisfied the reporting requirements promulgated under Section 16(a) of the Exchange Act, with the exception of (i) one late filing on Form 4 by Jason Lenderman reporting one transaction, (ii) one late filing on Form 4 by Mark McFatridge reporting one transaction and (iii) one late filing on Form 4 by John Ghirardelli reporting one transaction.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT AND RELATED
SHAREHOLDER MATTERS

            The following table sets forth, as of April 5, 2016, certain information as to the common stock beneficially owned by (i) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Exchange Act, who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding common stock, (ii) the directors and director nominees of the Company, (iii) the executive officers of the Company named in the Summary Compensation Table below, and (iv) all directors, director nominees and executive officers of the Company as a group.

	Common Stock Beneficially Owned as of April 5, 2016
Name of Beneficial Owner	Number		%
Bear State Financial Holdings, LLC 900 South Shackleford Rd., Suite 200 Little Rock, Arkansas 72211	18,978,035		50.53%
John H. Hendrix 2610 County Rd. 856 McKinney, Texas	2,624,624	(1)	6.99%
Directors and Nominees:
Richard N. Massey	19,309,983	(2)(3)	51.36	% (4)
Mark A. McFatridge	17,230		*
W. Dabbs Cavin	104,177	(5)	*
K. Aaron Clark	250		*
Frank Conner	17,722	(6)	*
Scott T. Ford	364,545	(3)	*
G. Brock Gearhart	250		*
John J. Ghirardelli	500		*
O. Fitzgerald Hill	333		*
Daniel C. Horton	378		*
Ian R. Vaughan	13,872		*
Other named executive officers:
J. Matthew Machen	16,727	(7)	*
R. Thomas Fritsche, Jr.	32,917	(8)	*
All directors and executive officers of the Company as a group (17 persons)	19,966,818	(2)(9)	52.95	% (10)

*
Represents less than 1% of the outstanding common stock.

(1)
Based upon information contained in a Schedule 13D/A filed by Mr. Hendrix on June 18, 2015 with the SEC. Mr. Hendrix has shared voting and dispositive power with respect to all reported shares.

(2)
As managing member of BSF Holdings with sole voting and dispositive power over the shares of common stock owned by BSF Holdings, Mr. Massey is deemed to be the beneficial owner of all shares of common stock owned by BSF Holdings, for purposes of SEC rules.

(3)
Includes 39,381 shares issuable upon exercise of warrants within 60 days of April 5, 2016.

(4)
Based upon 37,560,031 shares of common stock of the Company issued and outstanding as of April 5, 2016 and 39,381 shares of common stock issuable upon exercise of warrants within 60 days of April 5, 2016.

(5)
Includes 3,736 shares held by Mr. Cavin's spouse.

(6)
Includes 430 shares held individually by Mr. Conner's child and 17,042 shares held jointly by Mr. Conner and his spouse as co-trustees for a trust for their benefit.

(7)
Includes 8,888 shares which may be acquired pursuant to the exercise of stock options exercisable within 60 days of April 5, 2016 and 3,333 restricted stock units ("RSUs") which will vest within 60 days of April 5, 2016.

(8)
Includes 28,888 shares which may be acquired pursuant to the exercise of stock options exercisable within 60 days of April 5, 2016.

(9)
Includes 32,307 shares allocated to the accounts of executive officers as a group in the Company's 401(k) Plan, 59,997 shares which may be acquired pursuant to the exercise of stock options exercisable within 60 days of April 5, 2016, 6,666 RSUs vesting within 60 days of April 5, 2016, and warrants to purchase 78,762 shares of common stock exercisable within 60 days of April 5, 2016.

(10)
Based upon 37,560,031 shares of common stock of the Company issued and outstanding as of April 5, 2016, 59,997 shares which may be acquired pursuant to the exercise of stock options exercisable within 60 days April 5, 2016, 6,666 RSUs vesting within 60 days of April 5, 2016, and warrants to purchase 78,762 shares of common stock exercisable within 60 days of April 5, 2016.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

            The audit committee of the Board, pursuant to its written charter has the responsibility for reviewing and approving all related-party transactions, defined as those required to be disclosed under Item 404(a) of Regulation S-K (a "Related Party Transaction"). The audit committee will only approve a Related Party Transaction if it determines that such transaction is commercially reasonable and in, or not inconsistent with, the best interests of the Company.

            Except as described below concerning loans made to insiders, proposed Related Party Transactions are initially referred to an executive officer for consideration to determine whether the Related Party Transaction should be permitted. If such executive officer determines that the transaction is permissible, he or she then refers the matter to the audit committee for final approval. Additionally, designated officers of the Company present to the audit committee, on an annual basis, reports detailing all deposit, loan, lease, mortgage loan and miscellaneous transactions and relationships between the Company and/or the Bank and their directors and executive officers and their immediate family members and affiliates. The audit committee then reviews these reports and makes a determination as to whether each such Related Party Transaction is fair, reasonable and appropriate for the Company and the Bank and consistent with the terms of similar transactions or relationships with other customers or unrelated persons. The audit committee reports its findings of the review of Related Party Transactions to the full Board.

            The Bank's Lending Policy requires that all loans made by the Bank to any of the directors or executive officers of the Company or the Bank, or their immediate families or related business interests, be made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. In addition, such loans may not involve more than the normal risk of collectability or present other unfavorable features. Pursuant to the Bank's Lending Policy, loans made to any of the directors or executive officers of the Company or the Bank, or their immediate families or related business interests must be approved in the same manner as are loans for all employees, which require an initial approval by the Regional President or Market Manager in addition to any other committee approvals required for a loan of that type and size. All such loans outstanding have been made by the Bank in accordance with the aforementioned policy.

            The following are the only transactions occurring since the beginning of fiscal year 2015, or that are currently proposed, (i) in which the Company was or is to be a participant, (ii) where the amount involved exceeds $120,000, and (iii) in which the Company's executive officers, directors, nominees, principal shareholders and other related parties had a direct or indirect material interest:

            The Company and its Chairman, Richard N. Massey, jointly own a Beechcraft Baron aircraft that was purchased in 2014 for a contract price of $775,000. The Company owns a 75% undivided interest in the aircraft and Mr. Massey owns a 25% undivided interest in the aircraft. The Company and Mr. Massey are parties to an Aircraft Management Agreement with Westrock Aviation, LLC ("Westrock Aviation"), an entity that is indirectly owned in part and controlled by Mr. Massey and Scott T. Ford, a director of the Company. Pursuant to the Aircraft Management Agreement, each of the Company and Mr. Massey pay their respective portion of the fixed costs related to the aircraft and their actual variable costs incurred in using the aircraft. The Company incurs variable costs associated with use of the aircraft by Mr. Massey when such use is in connection with business travel on behalf of the Company or the Bank. During 2015, the Company paid approximately $181,619 and Mr. Massey paid approximately $36,125 to Westrock Aviation pursuant to the Aircraft Management Agreement. Mr. Massey and Mr. Ford are deemed to have an indirect, material interest in the above-described transaction due to their respective indirect ownership of Westrock Aviation.

REPORT OF THE AUDIT COMMITTEE

            The audit committee has reviewed and discussed the audited consolidated financial statements of the Company with management. The audit committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant's independence. Based on the review and discussions referred to above in this report, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the SEC.

Members of the Audit Committee
Frank Conner, Chairman G. Brock Gearhart John J. Ghirardelli

PROPOSAL 2—ADVISORY, NON-BINDING VOTE ON EXECUTIVE COMPENSATION

            In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act"), the Company requests that our shareholders cast an advisory, non-binding vote to approve the compensation of the Company's named executive officers identified in the section titled "Executive Compensation" set forth in this proxy statement.

            The Company's two primary goals for its executive compensation program are (1) to link a portion of executive compensation to the performance of the Company, thereby aligning the interests of our executive officers with the interests of our shareholders, and (2) to attract, motivate and retain highly competent and dedicated executives who will provide leadership for the Company's success. The Company seeks to accomplish these goals through a base salary coupled with annual performance-based cash and equity awards and periodic grants of long-term equity awards.

            Pursuant to the Dodd-Frank Act and Section 14A of the Exchange Act the Company requests shareholder approval of the compensation of the Company's named executive officers as disclosed pursuant to the SEC's compensation disclosure rules, which disclosure includes the compensation tables and the narrative disclosures that accompany the compensation tables, by adoption of the following resolution:

    RESOLVED, that the shareholders approve, on an advisory basis, the compensation paid to the Company's named executive officers as disclosed, pursuant to Item 402 of Regulation S-K, in the Executive Compensation section, including the compensation tables and related disclosures, in the Company's Proxy Statement for the 2016 Annual Meeting of Shareholders.

Vote Required

            While this vote is required by law, as an advisory vote, it will not be binding on the Company, the compensation committee or the Board, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty, on the Company, the compensation committee or the Board. However, the compensation committee, which is responsible for designing and administering the Company's executive compensation program, values the opinions expressed by shareholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for the named executive officers.

Future Advisory Votes on Executive Compensation

            At the 2013 Annual Meeting of Shareholders, shareholders were provided an additional, non-binding, vote on the frequency at which shareholder advisory votes on executive compensation (like the one provided above) should be held. A majority of the votes cast at the 2013 Annual Meeting of Shareholders voted in favor of holding such votes on a triennial basis. Accordingly, the next shareholder advisory vote to approve the Company's compensation of its named executive officers will be held at the 2019 Annual Meeting of Shareholders.

Board Recommendation

            The Board recommends that you vote "FOR" the advisory (non-binding) resolution to approve the compensation of the Company's named executive officers.

 PROPOSAL 3—APPROVAL OF AN AMENDMENT TO,
AND REAPPROVAL OF THE MATERIAL TERMS OF,
THE COMPANY'S 2011 OMNIBUS INCENTIVE PLAN

            On April 20, 2016, the Board unanimously adopted, subject to approval by our shareholders, an amendment (the "First Amendment") to the Company's 2011 Omnibus Incentive Plan (the "Incentive Plan"), to expand the list of performance measures that may be used under the Incentive Plan in connection with the granting of performance-based awards. In this Proposal 3, shareholders are being asked to approve the First Amendment. If approved by the shareholders at the Annual Meeting, the First Amendment will be effective at the time of shareholder approval.

            In connection with the approval of the First Amendment, shareholders are also being asked, in accordance with Section 162(m) of the Internal Revenue Code of 1986, as amended, and the treasury regulations promulgated thereunder (collectively, the "Code"), to reapprove the material terms of the Incentive Plan, including, as amended by the First Amendment, the performance criteria used for performance-based awards granted under the Incentive Plan. In order for certain awards under the Incentive Plan to continue to qualify as "performance-based compensation" as defined in Section 162(m) of the Code, shareholders must reapprove the material terms of the Incentive Plan every five years. The Incentive Plan was originally approved by the Board on March 15, 2011, and by the Company's shareholders at the Annual Meeting of Shareholders held on April 29, 2011.

Reasons for the Proposal

First Amendment

            The Board believes that expanding the list of authorized performance measures that may be used under the Incentive Plan will give the Company increased flexibility in designing qualified performance-based compensation for purposes of Section 162(m) of the Code. Currently, the Incentive Plan includes a list of authorized performance measures that the Company may use to design qualified performance-based compensation. However, as the Company's business and growth strategy have developed and expanded, we believe that the additional performance measures listed below should be available to our Compensation Committee so that any performance-based compensation awards may include certain metrics that we consider useful in measuring and evaluating the Company's performance.

            The performance measures currently included in the Incentive Plan that may be used in connection with the granting of performance-based awards consist of the following (the "Existing Performance Measures"):

  •
  earnings per share;
  •
  economic value created;
  •
  market share (actual or targeted growth);
  •
  net income (before or after taxes);
  •
  operating income;
  •
  adjusted net income after capital charge;
  •
  return on assets (actual or targeted growth);
  •
  return on capital (actual or targeted growth);
  •
  return on equity (actual or targeted growth);
  •
  return on investment (actual or targeted growth);
  •
  revenue (actual or targeted growth);
  •
  cash flow;
  •
  operating margin;
  •
  share price;
  •
  share price growth;

  •
  total stockholder return; and
  •
  strategic business criteria consisting of one or more objectives based on meeting specified market penetration goals, productivity measures, geographic business expansion goals, cost targets, customer satisfaction or employee satisfaction goals, goals relating to merger synergies, management of employment practices and employee benefits, or supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures.

            If our shareholders approve the First Amendment, the following additional performance measures or performance measures relating to the following categories (the "Proposed Performance Measures") would be added to the Existing Performance Measures for use in designing performance-based compensation:

  •
  core earnings per share;
  •
  capital adequacy measures, including Tier I Leverage Ratio and Total Risk-Based Capital Ratio;
  •
  asset quality ratios such as the ratio of criticized/classified assets to capital, the ratio of classified assets to capital and the allowance for loan and lease losses, the ratio of nonperforming loans and leases and/or past due loans and leases greater than 90 days and non-accrual loans and leases to total loans and leases, the ratio of nonaccrual loans and leases to total loans and leases or the ratio of net charge-offs to average loans and leases, the Texas Ratio or other similar asset quality measures;
  •
  efficiency ratio and other similar measures or ratios of operating performance;
  •
  non-interest income/non-interest expense;
  •
  book value and book value per share;
  •
  tangible book value and tangible book value per share;
  •
  net asset value per share;
  •
  total market value;
  •
  net interest income, net interest spread, and net interest margin;
  •
  earnings before interest, taxes, depreciation and/or amortization, and other non-GAAP measures of earnings;
  •
  effective tax rate;
  •
  cash generation or other cash measures;
  •
  cash earnings per share;
  •
  expenses, including expense management, expense ratio, or other expense measures;
  •
  liquidity management including total loans and leases to total deposits and total loans and leases to total funding;
  •
  deposit growth and composition;
  •
  securities portfolio (value, yield, spread, maturity or duration);
  •
  loan originations;
  •
  allowance for loan and lease losses and allowance for loan and lease losses to total loans and leases;
  •
  loss ratio;
  •
  net charge-offs;
  •
  adversely classified assets;
  •
  nonaccrual loans;
  •
  regulatory ratings;
  •
  regulatory compliance;
  •
  asset or liability interest rate sensitivity;
  •
  satisfactory internal or external audits;
  •
  achievement of balance sheet or income statement objectives;
  •
  shareholder value added;
  •
  working capital;

  •
  enterprise risk measures;
  •
  customer profitability measures;
  •
  dividend payout or dividend growth;
  •
  internal rate of return or increase in net present value;
  •
  any combination of or ratio involving any of the foregoing.

            Other than as set forth above, approval of the First Amendment will not impact any other terms and conditions of the Incentive Plan. If the First Amendment is not approved the list of Existing Performance Measures will not be expanded as proposed by the amendment.

Section 162(m) Reapproval

            Shareholder reapproval of the material terms of the Incentive Plan is required for the Company to continue to be able to fully deduct all "performance-based compensation" that is paid by us to our executive officers under the Incentive Plan. Section 162(m) of the Code limits the federal income tax deduction for compensation paid to our Chief Executive Officer and our three other most highly compensated executive officers (excluding our Chief Financial Officer) (referred to as the "designated executive officers") to $1,000,000 per fiscal year for each designated executive officer. This limitation does not apply, however, to "performance-based compensation" as defined under Section 162(m) of the Code.

            Performance awards granted under the Incentive Plan are intended to qualify as performance-based compensation that is fully deductible under Section 162(m) of the Code. To qualify, the performance award must be subject to performance criteria established by a committee or subcommittee comprised solely of two or more of the Company's outside directors. In addition, the material terms of the Incentive Plan, including the performance criteria utilized under the Plan, must be disclosed to and approved by the Company's shareholders every five years.

            If shareholders do not reapprove the material terms of the Incentive Plan at the Annual Meeting, awards granted under the Incentive Plan beginning in 2016 that are intended to qualify as performance-based compensation will be subject to the $1,000,000 deduction limit, which would result in additional cost to the Company to the extent amounts of compensation paid to the designated executive officers are not deductible.

Summary of the Incentive Plan (as Amended by the First Amendment)

            A copy of the Incentive Plan, as proposed to be amended, is attached as Appendix A to this proxy statement. The following summary of relevant sections of the Incentive Plan is qualified in its entirety by reference to the full text of the Incentive Plan.

    Purpose

            The objectives of the Incentive Plan are to optimize the profitability and growth of the Company through incentives that are consistent with the Company's goals and that link the personal interests of participants under the Incentive Plan to those of the Company's shareholders. The Incentive Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of plan participants who make or are expected to make significant contributions to the Company's success and to allow the plan participants to share in the success of the Company.

    Description of Principal Features of the Incentive Plan

            Administration. The Incentive Plan is administered by the Compensation Committee of the Board. The Compensation Committee has the full power to (i) select the employees, directors and consultants who will participate in the Incentive Plan, (ii) determine the size and types of awards,

(iii) determine the terms and conditions of awards, (iv) construe and interpret the Incentive Plan and any award agreement or other instrument entered into under the Incentive Plan, (v) establish, amend and waive rules and regulations for the administration of the Incentive Plan and (vi) subject to certain limitations, amend the terms and conditions of outstanding awards. The Compensation Committee's determinations and interpretations under the Incentive Plan are binding on all interested parties. The Compensation Committee is empowered to delegate its administrative duties and powers as it may deem advisable, to the extent permitted by law. The number of shares of common stock that may be issued, or the amount of cash that may be paid, to an employee, director or consultant of the Company or any of its subsidiaries pursuant to the Incentive Plan is at the discretion of the Compensation Committee, and as such, cannot be determined in advance.

            Eligibility and Participation. Eligible participants include all employees, directors and consultants of the Company and its subsidiaries, as determined by the Compensation Committee.

            Types of Awards. Grants under the Incentive Plan may be made in the form of stock options, stock appreciation rights ("SARs"), restricted stock, restricted stock units ("RSUs"), performance shares, performance units and other cash or stock-based awards.

            Number of Authorized Shares. Up to 2,144,743 shares of the Company's common stock may be issued under the Incentive Plan. Of the 2,144,743 shares authorized for issuance under the Incentive Plan, no more than 1,072,371 shares are available for grants of "full-value" awards, meaning awards other than stock options, SARs or other awards for which the recipient pays the exercise price. If an award under the Incentive Plan is canceled, forfeited, terminates or is settled in cash, the shares related to that award will not be treated as having been delivered under the Incentive Plan. For purposes of determining the number of shares available for grant as incentive stock options, only shares that are subject to an award that expires or is cancelled, forfeited or settled in cash shall be treated as not having been issued under the Incentive Plan.

            As of April 5, 2016, 652,460 shares of the Company's common stock had been issued under the Incentive Plan or were reserved for issuance upon exercise or settlement of outstanding awards and 1,492,283 shares of the Company's common stock remained available for issuance by the Company under the Incentive Plan.

            Maximum Grants under the Incentive Plan. For purposes of Section 162(m) of the Code, the maximum (i) number of our shares with respect to which stock options or SARs may be granted to any participant in any fiscal year is 214,474 shares, (ii) number of our shares of restricted stock that may be granted to any participant in any fiscal year is 214,474 shares, (iii) number of our shares with respect to which RSUs may be granted to any participant in any fiscal year is 214,474 shares, (iv) number of our shares with respect to which performance shares may be granted to any participant in any fiscal year is 214,474 shares, (v) amount of compensation that may be paid with respect to performance units or other cash or stock-based awards awarded to any participant in any fiscal year is $1,000,000 or a number of shares having a fair market value not in excess of that amount and (vi) dividend or dividend equivalent that may be paid to any one participant in any one fiscal year is $1,000,000.

            Amendment and Termination. The Incentive Plan may be amended or terminated by our Board of Directors at any time and, subject to limitations under the Incentive Plan, the awards granted under the Incentive Plan may be amended by the Committee at any time, provided that no such action to the plan or an award may, without a participant's written consent, adversely affect in any material way any previously granted award. No amendment that would require shareholder approval under Code Section 162(m), NASDAQ's listing standards or to comply with securities laws may become effective without shareholder approval. Any amendment of the Incentive Plan without further shareholder approval also could jeopardize the Incentive Plan's 162(m) status.

    Performance Goals

            The Compensation Committee has the discretion to specify that the attainment of one or more of the Existing Performance Measures, and if the First Amendment is approved by shareholders, one or more of the Proposed Performance Measures, shall determine the degree of granting, vesting and/or payout with respect to any awards that it intends to qualify as performance-based compensation under Section 162(m).

            Such performance-based awards are payable only upon achievement of a pre-established objective performance goal attainable over a specified performance period of a duration of at least one (1) year established by the Compensation Committee. The Existing Performance Measures and the Proposed Performance Measures are listed above.

            The targeted level or levels of performance with respect to such performance measures are established at such levels and on such terms as the Compensation Committee determines, in its discretion, including in absolute terms, as a goal relative to performance in prior periods or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies.

            The Compensation Committee may make adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events, including, for example, events affecting the Company or its consolidated financial statements or changes in applicable laws, regulations, or accounting principles, whenever the Compensation Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Incentive Plan. With respect to any awards intended to qualify as performance-based compensation under section 162(m) of the Code, any such adjustments are specified at such times and in such manner as will not cause such awards to fail to so qualify.

    Certain U.S. Federal Income Tax Consequences

            Set forth below is a discussion of certain United States federal income tax consequences with respect to certain awards that may be granted pursuant to the Incentive Plan. The following discussion is a brief summary only, and reference is made to the Code and the regulations and interpretations issued thereunder for a complete statement of all relevant federal income tax consequences. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences of participation in the Incentive Plan.

Incentive Stock Options ("ISOs"). In general, no taxable income is realized by a participant upon the grant of an ISO. If shares of common stock are issued to a participant pursuant to the exercise of an ISO, then, generally (i) the participant does not realize ordinary income with respect to the exercise of the option; (ii) upon sale of the underlying shares acquired upon the exercise of an ISO, any amount realized in excess of the exercise price paid for the shares will be taxed to the participant as capital gain; and (iii) the Company will not be entitled to a deduction. The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the purchase price generally will, however, constitute an item which increases the participant's income for purposes of the alternative minimum tax. However, if the participant disposes of the shares acquired on exercise before the later of the second anniversary of the date of grant or one (1) year after the receipt of the shares by the participant (a "Disqualifying Disposition"), the participant generally would include in ordinary income in the year of the Disqualifying Disposition an amount equal to the excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares), over the exercise price paid for the shares. If ordinary income is recognized due to a disqualifying disposition, the Company would generally be entitled to a deduction in the same amount. Subject to certain exceptions, an ISO generally will not be treated as an ISO if it is exercised more than three (3) months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, it will be treated for tax purposes as a nonqualified stock option ("NQSO") as discussed below.

Nonqualified Stock Options. In general, no taxable income is realized by a participant upon the grant of an NQSO. Upon exercise of an NQSO, the participant generally would include in ordinary income at the time of exercise an amount equal to the excess, if any, of the fair market value of the shares at the time of exercise over the exercise price paid for the shares. At the time the participant recognizes ordinary income, the Company generally will be entitled to a deduction in the same amount. In the event of a subsequent sale of shares received upon the exercise of an NQSO, any appreciation after the date on which taxable income is realized by the participant in respect of the option exercise should be taxed as capital gain in an amount equal to the excess of the sales proceeds for the shares over the participant's basis in such shares. The participant's basis in the shares will generally equal the amount paid for the shares plus the amount included in ordinary income by the participant upon exercise of the NQSO.

Stock Appreciation Rights. In general, the grant of a SAR will not result in income for the participant or in a tax deduction for the Company. Upon the settlement of a SAR, the participant will recognize ordinary income equal to the aggregate value of the payment received, and the Company generally will be entitled to a tax deduction at such time in the same amount.

Restricted Stock. In general, a participant will not recognize any income upon the grant of restricted stock, unless the participant elects under Section 83(b) of the Code, within thirty (30) days after such grant, to recognize ordinary income in an amount equal to the fair market value of the restricted stock at the time of grant, less any amount paid for the shares. If the election is made, the participant will not be allowed a deduction for amounts subsequently required to be returned to the Company. If the election is not made, the participant will generally recognize ordinary income on the date that the restrictions to which the restricted stock lapse, in an amount equal to the fair market value of such shares on such date, less any amount paid for the shares. At the time the participant recognizes ordinary income, the Company generally will be entitled to a deduction in the same amount. Generally, upon a sale or other disposition of restricted stock with respect to which the participant has recognized ordinary income (i.e., where a Section 83(b) election was previously made or the restrictions were previously removed), the participant will recognize capital gain or loss in an amount equal to the difference between the amount realized on such sale or other disposition and the participant's basis in such shares.

Restricted Stock Units and Other Awards. Restricted stock units and other awards granted under the Incentive Plan are generally not subject to tax at the time of the award but are subject to ordinary income tax at the time of payment, whether paid in cash or shares of our common stock. With respect to such awards, we generally will be allowed a tax deduction for the amount included in the taxable income of the participant in the taxable year of inclusion.

    New Plan Benefits

            Awards under the Incentive Plan are made in the discretion of the Compensation Committee and therefore are not determinable for future fiscal years. Moreover, the ultimate value of any grants that are made will depend on the value of the underlying shares of common stock at the time of settlement, which likewise is not determinable for future fiscal years.

Vote Required

            Reapproval of the material terms of the Incentive Plan requires the affirmative vote of a majority of the votes cast at the Annual Meeting.

Board Recommendation

The Board of Directors recommends that you vote "FOR" approval of the First Amendment to, and reapproval of the material terms of, the Incentive Plan. Proxies solicited by the Board of Directors will be voted "FOR" the Proposal 3 unless shareholders specify a contrary vote.

 PROPOSAL 4—RATIFICATION OF APPOINTMENT OF AUDITORS

            The audit committee of the Company appointed BKD, LLP ("BKD") to serve as the Company's independent registered public accounting firm for the year ending December 31, 2016, and further directed that the selection of the independent registered public accounting firm be submitted for ratification by the shareholders at the Annual Meeting. Shareholders are asked to ratify the appointment of BKD at the Annual Meeting. Representatives of BKD are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders.

Accounting Fees and Services

            The following table sets forth the aggregate fees paid by us to BKD for professional services rendered in connection with the audit of the Company's consolidated financial statements for 2015 and 2014.

	BKD, LLP
	2015	2014
Audit fees (1)	$351,500	$305,000
Audit-related fees (2)	77,207	92,057
Tax Fees	—	—
All other fees	—	—
Total	$428,707	$397,057

(1)
Audit fees consist of fees incurred in connection with the audit of our annual financial statements, the review of the interim financial statements included in our quarterly reports filed with the SEC and the audit of our internal controls over financial reporting for 2015.

(2)
Audit-related fees in 2015 and 2014 primarily consist of fees related to the purchase price allocation of the Metropolitan acquisition in 2015 and the FNSC merger in 2014.

            Since May 6, 2003, the effective date of SEC rules stating that an auditor is not independent of an audit client if the services it provides to the client are not appropriately approved, each new engagement of an independent registered public accounting firm has been approved in advance by the audit committee in accordance with SEC rules. The audit committee selects the Company's independent registered public accounting firm and separately pre-approves all audit services to be provided by it to the Company. The audit committee also reviews and separately pre-approves all audit-related, tax and all other services rendered by our independent registered public accounting firm in accordance with the audit committee's charter and policy on pre-approval of audit-related, tax and other services. In its review of these services and related fees and terms, the audit committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm.

            None of the services described above were approved pursuant to the de minimis exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

Vote Required

            Approval of the ratification of the appointment of BKD as the Company's independent registered public accounting firm for the year ending December 31, 2016 requires the affirmative vote of a majority of the votes cast at the meeting. If the appointment of BKD is ratified, the audit committee, in its sole discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders. Conversely, if shareholders fail to ratify the appointment, the audit committee will reconsider the appointment.

Board Recommendation

The Board recommends that you vote "FOR" the ratification of the appointment of BKD as the Company's independent registered public accounting firm for the year ending December 31, 2016.

EXECUTIVE COMPENSATION

Summary Compensation Table

            The following table sets forth a summary of certain information concerning the compensation awarded or paid to our named executive officers for services rendered in all capacities during the last two fiscal years. For fiscal 2015, our named executive officers were: (i) Richard N. Massey, Chairman of the Board and former interim President and Chief Executive Officer; (ii) Mark A. McFatridge, President and Chief Executive Officer; (iii) J. Matthew Machen, Senior Executive Vice President and Chief Financial Officer; and (iv) R. Thomas Fritsche, Jr., Senior Executive Vice President and Chief Operating Officer.

Name and Principal Position	Year	Salary (1)	Bonus	Stock Awards (2)		Non-Equity Incentive Plan Compensation	All Other Compensation		Total
Richard N. Massey (3)	2015	$—	$—	$—		$—	$—		$—
Former interim President and
Chief Executive Officer	2014	$—	$—	$—		$—	$—		$—
Mark A. McFatridge	2015	$109,423	$—	$425,345	(4)	$—	$84,819	(7)	$619,587
President and Chief Executive
Officer	2014	$—	$—	$—		$—	$—		$—
J. Matthew Machen	2015	$219,615	$—	$268,748	(5)	$6,250	$4,348		$498,961
Senior Executive Vice
President and Chief Financial
Officer	2014	$170,250	$—	$69,335	(5)	$—	$3,081		$242,666
R. Thomas Fritsche, Jr.	2015	$320,097	$—	$376,243	(6)	$8,750	$4,419		$709,509
Senior Executive Vice
President and Chief Operating
Officer	2014	$230,000	$10,000	$12,285	(6)	$—	$3,573		$255,858

(1)
We periodically review, and may increase, base salaries in accordance with the Company's normal annual compensation review for each of our named executive officers. Annual base salaries as of December 31, 2015 were $0, $425,000, $250,000 and $350,000 for Mr. Massey, Mr. McFatridge, Mr. Machen and Mr. Fritsche, respectively.

(2)
Stock awards represent RSUs and the equity portion of performance-based incentive awards issued in 2015 under the Incentive Plan. RSUs are valued based on the closing stock price of a share of the Company's common stock on the grant date. The 2015 performance-based incentive awards provide for a combination of cash and equity awards as a percentage of base salary depending on the achievement of a core EPS target. The equity portion of the performance-based incentive awards reflected in the table represents the fair value of the equity award, assuming target level performance, at the service inception date plus the incremental fair value of the equity award as modified to give effect to an increase in the executive's base salary during the year.

(3)
In his capacity as a member of the boards of directors of the Company and the Bank, Mr. Massey received $20,700 in board fees and $8,965 in RSUs in 2014 and $14,760 in board fees and $12,089 in RSUs in 2015. Mr. Massey received no compensation in his capacity as interim President and Chief Executive Officer of the Company. Mr. Massey's compensation for his Board service is reflected in the director compensation table below.

(4)
Consists of a one-time grant of 48,500 RSUs awarded on October 1, 2015 with a grant date fair value of $425,345.

(5)
Consists of a one-time grant of 28,506 RSUs awarded on October 1, 2015 with a grant date fair value of $249,998 and the equity portion of a 2015 performance-based incentive award. Assuming satisfaction of the maximum level of performance conditions, the fair value of the equity portion of the 2015 performance-based incentive award at the service inception date, as subsequently modified to give effect to an increase in the executive's base salary during the year, would have been $28,125. For 2014, consists of 9,443 RSUs awarded with a grant date fair value of $69,335.

(6)
Includes a one-time grant of 39,908 RSUs awarded on October 1, 2015 with a grant date fair value of $349,993 and the equity portion of a 2015 performance-based incentive award. Assuming satisfaction of the maximum level of performance conditions, the fair value of the equity portion of the 2015 performance-based incentive award at the service inception date, as subsequently modified to give effect to an increase in the executive's base salary during the year, would have been $39,375. For 2014, consists of 1,666 RSUs awarded with a grant date fair value of $12,285.

(7)
These amounts are comprised of (i) cash payments from a non-qualified deferred compensation plan assumed by the Company in connection with its acquisition of Metropolitan National Bank ($53,847); (ii) the value of Mr. McFatridge's personal use of Company aircraft; (iii) temporary housing expenses for Mr. McFatridge; (iv) Company matching contributions under the Company's 401(k) plan; (v) country club membership dues; and (vi) director fees paid to Mr. McFatridge for his service on the board of directors of Metropolitan National Bank. The value of Mr. McFatridge's personal use of Company aircraft as reported herein is based on the incremental cost to the Company of such usage and includes costs for fuel, maintenance charges allocable to such use and contract-pilot charges, but excludes depreciation of the aircraft, general maintenance and other general charges related to ownership of the aircraft.

Narrative to Summary Compensation Table

            Effective October 1, 2015, Mark McFatridge was appointed to serve as President and Chief Executive Officer of the Company and the Bank, replacing Mr. Massey who had served in those roles in an interim capacity from June 13, 2014 to October 1, 2015. In connection with his hiring, Mr. McFatridge entered into an employment agreement with the Company and the Bank (the "Employment Agreement"), the material terms of which are summarized below.

2015 Performance-Based Incentive Awards

            In January 2015, the compensation committee approved performance-based incentive awards to certain executive officers of the Company, including Messrs. Fritsche and Machen. The 2015 performance-based incentive awards were issued under the Incentive Plan and were payable 25% in cash and 75% in restricted stock awards, vesting ratably over a three year period, beginning on the service inception date, subject to the satisfaction of performance conditions. The awards were payable upon the Company achieving a threshold, target or maximum level of core earnings per share for the year ended December 31, 2015, with the target value of the awards equal to 10% of the executive's annual base salary and the maximum value of the awards equal to 15% of the executive's annual base salary.

2015 Discretionary Award of Restricted Stock Units

            Following the successful completion of the Company's acquisition of Metropolitan, the compensation committee awarded Mr. Fritsche 39,908 RSUs and Mr. Machen 28,506 RSUs in consideration for their efforts in successfully consummating the acquisition. These RSUs will vest on October 1, 2018, assuming continued employment by Messrs. Fritsche and Machen during the vesting period.

McFatridge Employment Agreement

            The Employment Agreement provides for an initial term ending on December 31, 2018. After the end of the initial term, the Employment Agreement will automatically be renewed for additional one (1) year periods unless otherwise terminated by either party upon 180 days written notice prior to the expiration of the applicable term. Under the Employment Agreement, Mr. McFatridge is entitled to a base salary of $425,000.00 per year, and such salary may increase from time to time as determined by the Board. Pursuant to the Employment Agreement, on October 1, 2015, Mr. McFatridge received an inducement grant in the form of RSUs having an aggregate award value of $425,000.00. Fifty percent (50%) of the RSUs vested ninety (90) days after the grant date and the remaining fifty percent (50%) will vest on the one (1) year anniversary of the grant date provided that Mr. McFatridge remains in the continuous employ of the Company and Bank. Mr. McFatridge is also eligible to participate in the Company's annual incentive plans, with a target payout amount of 100% of his base salary, based upon achievement of specific target levels established by the compensation committee. Incentive awards earned by Mr. McFatridge will be payable in cash and/or shares of Company common stock or shares of restricted common stock or RSUs (with a maximum vesting period of three (3) years), as determined by the compensation committee. Notwithstanding the foregoing, Mr. McFatridge is entitled to receive a minimum annual bonus of $120,000.00, payable one-half in cash and one-half in restricted stock or RSUs (with a maximum vesting period of three (3) years), for each of calendar years 2016 and 2017, regardless of actual performance. Mr. McFatridge is also eligible to participate in such employee benefit plans as are made available to, and on such terms and conditions applicable to, other similarly situated executives of the Company and Bank.

            In the event the Company terminates the Employment Agreement (other than for "Cause," death or disability) or Mr. McFatridge terminates the Employment Agreement for "Good Reason," the Company will be required to pay Mr. McFatridge his base salary at the rate in effect on the date of termination for the greater of (i) twelve (12) months or (ii) the remaining period of the term. If during the term and concurrent with or within one (1) year after the occurrence of a Change of Control (as defined in the Employment Agreement) the Company terminates the Employment Agreement (other than for Cause, death or disability) or Mr. McFatridge terminates the Employment Agreement for Good Reason, the Company will be required to pay Mr. McFatridge a single lump sum payment in an amount equal to the product of (i) twenty-four (24) multiplied by (ii) the monthly equivalent of Mr. McFatridge' s base salary at the greater of the rate in effect on the Change of Control Date (as defined in the Employment Agreement) or the date of termination. In addition, upon a termination (i) by the Company (other than for Cause, death or disability), (ii) by Mr. McFatridge for Good Reason, or (iii) concurrent with or within one (1) year of a Change of Control, any time-based condition contained in any equity awards outstanding in favor of Mr. McFatridge will vest in full immediately prior to the date of termination.

            The Employment Agreement restricts Mr. McFatridge from (i) disclosing, disseminating or using for his personal benefit or for the benefit of others, confidential or proprietary information belonging to the Company or Bank, (ii) soliciting employees and certain customers of the Company or Bank at any time during and for a period of eighteen (18) months after the termination of the Employment Agreement, and (iii) competing with the Company or Bank at any time during and for a period of eighteen (18) months after the termination of the Employment Agreement.

            Termination for "Cause" under the Employment Agreement generally means termination of Mr. McFatridge by the Company for: (i) his act or failure to act constituting willful misconduct or gross negligence, personal dishonesty, or breach of fiduciary duty involving personal profit; (ii) his willful and material failure to perform the duties of his employment and the failure to correct such failure within ten (10) business days after receiving notice from the Board specifying such failure in detail; (iii) his willful and material violation of the Bank's code of ethics or written harassment policies; (iv) reasons specified by a federal or state regulatory agency having jurisdiction over the Bank which direct that his employment be terminated; (v) his arrest, indictment, or conviction for (a) a felony or (b) a lesser criminal offense involving dishonesty, breach of trust, or moral turpitude, or his willful violation of any law, rule or regulation (other than traffic violations and similar offenses); (vi) his material breach of a term, condition, or covenant of the Employment Agreement and the failure to correct such violation within ten (10) business days after receipt of written notice from the Board specifying such breach in detail; or (vii) his incompetence.

            Termination for "Good Reason" under the Employment Agreement generally means termination by Mr. McFatridge for: (i) a material reduction in his duties, responsibilities, or status with the Bank; (ii) a material diminution in his authority, duties or responsibilities or a change in his position; (iii) a material reduction in his base salary; (iv) a change in the primary location at which he is required to perform the duties of his employment to a location that is more than fifty miles from the location at which his office is located; or (v) the commission of a material breach of the Employment Agreement by the Company or Bank.

Commuting and Temporary Housing Expenses

            While Mr. McFatridge transitions his permanent residence from Springfield, Missouri to the central Arkansas region, the Company has allowed Mr. McFatridge personal use of Company aircraft to commute between Springfield and Little Rock and has provided Mr. McFatridge with temporary housing near the Company's principal executive office in Little Rock.

Change in Control Severance Agreements

            The Company is party to change in control agreements (each a "Change in Control Agreement") with each of Messrs. Tom Fritsche and Matt Machen (each individually an "Employee"). The Change in Control Agreement provides for an initial term ending on December 31, 2018. After the end of the initial term, the Change in Control Agreement will automatically be renewed for additional one (1) year periods unless otherwise terminated by either party upon 180 days written notice prior to the expiration of the applicable term.

            The Change in Control Agreement generally provides that, if the Employee's employment is terminated by the Company for reasons other than "Cause," disability or death or in the event the Employee terminates his employment for "Good Reason" within one (1) year following a Change in Control (as defined in the Change in Control Agreement), the Employee will be entitled to receive the following severance benefits: (i) payment, in cash, of an amount equal to two (2) times the Employee's then current annualized base salary; and (ii) accelerated vesting of all unvested equity awards previously granted to the Employee. Notwithstanding the foregoing, under the Change in Control Agreement, the amount of severance benefits are subject to reduction to the extent that the payments would be classified as "excess parachute payments" under Section 280G of the Code.

            The Change in Control Agreement restricts the Employee from (i) disclosing, disseminating or using for his personal benefit or for the benefit of others, confidential or proprietary information belonging to the Company or Bank, (ii) soliciting certain customers of the Company or Bank for a period of twelve (12) months following the Employee's termination of employment, and (iii) competing with the Company or Bank for a period of twelve (12) months following the Employee's termination of employment.

            Termination for "Cause" under the Change in Control Agreement generally means termination of the Employee by the Company for: (i) his act or failure to act constituting willful misconduct or gross negligence, personal dishonesty, or breach of fiduciary duty involving personal profit; (ii) his willful and material failure to perform the duties of his employment and the failure to correct such failure within ten (10) business days after receiving notice from the Company's Chief Executive Officer specifying such failure in detail; (iii) his willful and material violation of the Company's or the Bank's code of ethics or written harassment policies; (iv) reasons specified by a federal or state regulatory agency having jurisdiction over the Company or the Bank which direct that his employment be terminated; (v) his arrest, indictment, or conviction for (a) a felony or (b) a lesser criminal offense involving dishonesty, breach of trust, or moral turpitude, or his willful violation of any law, rule or regulation (other than traffic violations and similar offenses); (vi) his material breach of a term, condition, or covenant of the Change in Control Agreement and the failure to correct such violation within ten (10) business days after receipt of written notice from the Company's Chief Executive Officer specifying such breach in detail; or (vii) his incompetence.

            Termination for "Good Reason" under the Change in Control Agreement generally means termination by the Employee for: (i) a material reduction in his duties, responsibilities, or status with the Company or Bank; (ii) a material diminution in his authority, duties or responsibilities or a change in his position; (iii) a material reduction in his base salary; (iv) a change in the primary location at which he is required to perform the duties of his employment to a location that is more than fifty miles from the location at which his office is located on the date of the Change in Control; or (v) the commission of a material breach of the Change in Control Agreement by the Company or Bank.

Outstanding Equity Awards At Fiscal Year-End

            The following table sets forth outstanding equity awards of the named executive officers as of December 31, 2015.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#) (1)	Number of Securities Underlying Unexercised Options Unexercisable (#) (1)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (1)		Market Value of Shares or Units of Stock That Have Not Vested ($) (10)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
							1,222	(4)	$13,234
Richard N. Massey	—	—		—	—	—	1,100	(5)	$11,913	—	—
Mark A. McFatridge	—	—		—	—	—	24,250	(6)	$262,628	—	—
							3333	(7)	$36,096
							371	(8)	$4,018
							7,777	(4)	$84,225
							1,110	(9)	$12,021
							28,506	(11)	$308,720
							2,195	(12)	$23,772
	4,444	1,111	(2)		$6.57	7/12/2018
J. Matthew Machen	4,444	1,111	(3)	—	$5.35	10/26/2018				—	—
							371	(8)	$4,018
							1,111	(9)	$12,032
							39,908	(11)	$432,204
							3,073	(12)	$33,281
R. Thomas Fritsche, Jr.	28,888	7,222	(3)	—	$5.35	10/26/2018				—	—

(1)
In connection with the Company's 11% stock dividend paid in December 2014, the compensation committee adjusted all outstanding stock option awards and RSUs to give effect to the stock dividend, in accordance with the provisions of the Incentive Plan. Amounts shown in the above table reflect the outstanding awards of the named executive officers after giving effect to the adjustments made by the compensation committee.

(2)
Granted July 12, 2011, and assuming continued employment, all options exercisable on July 12, 2016.

(3)
Granted October 26, 2011, and assuming continued employment, all options exercisable on October 26, 2016.

(4)
Granted June 16, 2014, and assuming continued employment or board service, as applicable, 60%, 20%, and 20% vest on June 16, 2017, 2018 and 2019, respectively.

(5)
Granted January 21, 2015, and assuming continued employment or board service, as applicable, will vest 1/3 on each of the first, second and third anniversary of the grant date.

(6)
Granted on October 1, 2015, and assuming continued employment, 100% will vest on October 1, 2016.

(7)
Granted on June 1, 2013, and assuming continued employment, 100% will vest on June 1, 2016.

(8)
Granted February 20, 2013. One third of the original award vested on each of the first and second anniversaries of the grant date. The remaining units vested in full on February 20, 2016.

(9)
Granted on January 22, 2014. One third of the original award vested on the first anniversary of the grant date and, assuming continued employment, the remaining units will vest ratably on the second and third anniversaries of the grant date.

(10)
Market value of restricted stock units is based on the December 31, 2015 closing price of $10.83 for the Company's common stock.

(11)
Granted on October 1, 2015, and assuming continued employment, 100% will vest on October 1, 2018.

(12)
Represents restricted stock units issuable pursuant to 2015 performance-based incentive awards. The number of restricted stock units awarded was determined using the closing price of the Company's common stock on January 26, 2016. One-third of the award vested on January 26, 2016. The remaining two-thirds of the restricted stock units will vest ratably on January 26, 2017 and January 26, 2018.

401(k) Plan

            The Company has established a 401(k) Plan whereby substantially all employees may participate in the plan. Employees may contribute up to 75% of their salary subject to certain limits based on federal tax laws. The Company presently matches the first 2% of employee contributions.

Director Compensation

            In consideration for their service on the Board, all directors, other than Mr. McFatridge, who also serves as President and Chief Executive Officer of the Company and the Bank, receive $540 per month for their service on the Board of Directors of the Company and $1,440 per month for their service on the board of directors of the Bank. Following their respective acquisitions by the Company and prior to the charter consolidations, members of the boards of directors of First National Bank and Metropolitan National Bank received additional fees for their service on such boards. Additionally, all directors other than Mr. McFatridge receive an annual award of restricted stock units as determined by the Compensation Committee of the Board. For 2015, the Compensation Committee awarded Messrs. Cavin, Clark, Conner, Ford, Gearhart, Hill, Horton, Massey and Vaughan each 1,100 restricted stock units vesting in three equal annual installments beginning on the first anniversary of the grant date. Members of the respective board of the Company or the Bank serving on a committee of such board did not receive any additional compensation for serving on such committee.

            As Vice Chairmen of the Board, Messrs. Cavin and Horton received additional cash fees in 2015 of $24,923 and $50,000, respectively.

            The following table sets forth information concerning compensation paid or accrued by the Company and the Bank to each member of the board of directors during the year ended December 31, 2015.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	All Other Compensation	Total
W. Dabbs Cavin	$39,683	$12,089	$—	$—	$51,772
K. Aaron Clark	$14,760	$12,089	$—	$—	$26,849
Frank Conner	$14,760	$12,089	$—	$—	$26,849
Scott T. Ford	$14,760	$12,089	$—	$—	$26,849
G. Brock Gearhart	$14,760	$12,089	$—	$—	$26,849
John J. Ghirardelli (1)	$3,960	$—	$—	$—	$3,960
John P. Hammerschmidt (2)	$3,870	$12,089	$—	$1,152	$17,111
O. Fitzgerald Hill	$14,760	$12,089	$—	$—	$26,849
Daniel C. Horton	$65,170	$12,089	$—	$570	$77,829
Richard N. Massey	$14,760	$12,089	$—	$—	$26,849
Ian R. Vaughan	$14,420	$12,089	$—	$—	$26,509

(1)
Elected to the Board on September 17, 2015

(2)
Served as a director until his death on April 1, 2015

SHAREHOLDER PROPOSALS

            Any proposal which a shareholder wishes to have included in the proxy materials of the Company relating to the 2017 annual meeting of shareholders of the Company must be received at the principal executive offices of the Company, 900 South Shackleford Rd., Suite 401, Little Rock, Arkansas 72211, Attention: Corporate Secretary, no later than December 21, 2016. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders. It is urged that any such proposal be sent by certified mail, return receipt requested. If we change our 2017 annual meeting date to a date more than 30 days from the one-year anniversary date of the 2016 Annual Meeting, then the deadline referred to in this paragraph will be changed to a reasonable time before we print and mail proxy materials. If we change the date of our 2017 annual meeting in a manner that alters the submission deadline under Rule 14a-8, we will so state under Part II—Item 5 of the first quarterly report on Form 10-Q filed with the SEC after the date change or will notify the Company's shareholders by another reasonable method.

            Article II, Section 16 of the Company's Bylaws sets forth the process by which shareholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting. Article II, Section 16 provides that only business properly brought before an annual meeting of shareholders shall be conducted at such meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a shareholder. For business to be properly brought before an annual meeting by a shareholder, such proposed business must constitute a proper matter for shareholder actions, and the shareholder must have given timely notice thereof in writing to the Corporate Secretary of the Company. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Company, not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of shareholders; provided, however, if an annual meeting of shareholders is called for a date that is not within 25 days before or after the anniversary date of the preceding annual meeting, then, in order to be timely, a shareholder's notice must be received by the Company no later than the close of business on the 10th day following the earlier of the date on which notice of the date of the annual meeting was mailed or public announcement of such date was made. To be timely for purposes of the 2017 annual meeting of shareholders, assuming the date of such annual meeting is within 25 days before or after the one-year anniversary of the 2016 annual meeting of shareholders, the notice must be received by the Company's Corporate Secretary neither before January 25, 2017, nor after February 24, 2017.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

            The Board has adopted a process by which shareholders may communicate directly with the Board, a Board committee, a particular group of directors (e.g., the independent directors), or individual members of the Board. Shareholders who wish to communicate with the Board may do so by sending written communications addressed to the named individual, the committee, the group, or the Board as a whole c/o Corporate Secretary, Bear State Financial, Inc., 900 South Shackleford Rd., Suite 401, Little Rock, Arkansas 72211. In general, any communication delivered to the Corporate Secretary for forwarding to the Board, a Board committee, a particular group of directors or specified Board members will be forwarded in accordance with the shareholder's instructions. However, the Corporate Secretary reserves the right not to forward any abusive, threatening or otherwise inappropriate materials.

ANNUAL REPORT

            A copy of the Company's Annual Report to Shareholders for the year ended December 31, 2015 accompanies this proxy statement. Such annual report is not part of the proxy solicitation materials.

            Upon receipt of a written request, the Company will furnish to any shareholder without charge a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2015 without exhibits required to be filed under the Exchange Act. Such written requests should be directed to

Corporate Secretary, Bear State Financial, Inc., 900 South Shackleford Rd., Suite 401, Little Rock, Arkansas 72211. The Form 10-K is not part of the proxy solicitation materials.

 OTHER MATTERS

            Each proxy solicited hereby also confers discretionary authority on the proxies named therein to vote the proxy with respect to the election of any person as a director if a nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

YOUR VOTE IS IMPORTANT! WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

APPENDIX A

BEAR STATE FINANCIAL, INC.

2011 OMNIBUS INCENTIVE PLAN
(as proposed to be amended)

A-i

A-ii

A-iii

A-iv

BEAR STATE FINANCIAL, INC.

2011 OMNIBUS INCENTIVE PLAN
(as proposed to be amended)

ARTICLE 1

ESTABLISHMENT, OBJECTIVES, AND DURATION

            1.1  Establishment of the Plan.    Bear State Financial, Inc., hereby establishes an incentive compensation plan to be known as the "Bear State Financial, Inc. 2011 Omnibus Incentive Plan" (hereinafter referred to as the "Plan," as amended from time to time). The Plan permits the granting of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Other Awards.

            The Plan shall remain in effect as provided in Section 1.3 hereof.

            1.2  Objectives of the Plan.    The objectives of the Plan are to optimize the profitability and growth of the Company through incentives that are consistent with the Company's goals and that link the personal interests of Participants to those of the Company's stockholders.

            The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants who make or are expected to make significant contributions to the Company's success and to allow Participants to share in the success of the Company.

            1.3  Duration of the Plan.    No Award may be granted under the Plan after the day immediately preceding the tenth anniversary of the Effective Date, or such earlier date as the Board shall determine. The Plan will remain in effect with respect to outstanding Awards until no Awards remain outstanding.

ARTICLE 2

DEFINITIONS

            The following terms, when capitalized, shall have the meanings set forth below:

            2.1  "Award" means, individually or collectively, Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, and Other Awards granted under the Plan.

            2.2  "Award Agreement" means an agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award.

            2.3  "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

            2.4  "Board" means the Board of Directors of the Company.

            2.5  "Change in Control" means that the conditions set forth in any one of the following subsections shall have been satisfied:

            (a)       an acquisition immediately after which any Person possesses direct or indirect Beneficial Ownership of 25% or more of either the then outstanding shares of Company common stock (the "Outstanding Company Common Stock") or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided that the following acquisitions shall be excluded: (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or a Subsidiary, or (iv) any acquisition pursuant to a transaction that complies with paragraphs (i), (ii) and (iii) of subsection (c) of this Section 2.5; or

            (b)       during any period of two consecutive years, the individuals who, as of the beginning of such period, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided that for purposes of this Section 2.5, any individual who becomes a member of the Board subsequent to the beginning of such period and whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

            (c)       consummation of a reorganization, merger, share exchange, consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Corporate Transaction"); excluding, however, such a Corporate Transaction pursuant to which:

                (i)        all or substantially all of the individuals and entities who have Beneficial Ownership, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will have Beneficial Ownership, directly or indirectly, of more than 50% of, respectively, the outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, the Company or a corporation that as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) (the "Resulting Corporation") in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be;

                (ii)       no Person (other than (1) the Company, (2) an employee benefit plan (or related trust) sponsored or maintained by the Company or Resulting Corporation, or (3) any entity controlled by the Company or Resulting Corporation) will have Beneficial Ownership, directly or indirectly, of 25% or more of, respectively, the outstanding shares of common stock of the Resulting Corporation or the combined voting power of the outstanding voting securities of the Resulting Corporation entitled to vote generally in the election of directors, except to the extent that such ownership existed prior to the Corporate Transaction; and

                (iii)      individuals who were members of the Incumbent Board will continue to constitute at least a majority of the members of the board of directors of the Resulting Corporation; or

            (d)       the approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

            For avoidance of doubt, the transactions contemplated pursuant to the terms of the Investment Agreement shall not constitute a Change in Control.

            2.6  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

            2.7  "Committee" means the entity, as specified in Section 3.1, authorized to administer the Plan.

            2.8  "Company" means Bear State Financial, Inc., and any successor thereto.

            2.9  "Consultant" means any consultant or advisor to the Company or a Subsidiary.

            2.10  "Director" means any individual who is a member of the Board of Directors of the Company or a Subsidiary.

            2.11  "Dividend Equivalent" means, with respect to Shares subject to an Award, a right to be paid an amount equal to the dividends declared and paid on an equal number of outstanding Shares.

            2.12  "Effective Date" means May 3, 2011.

            2.13  "Employee" means any employee of the Company or a Subsidiary.

            2.14  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

            2.15  "Exercise Price" means the price at which a Share may be purchased by a Participant pursuant to an Option.

            2.16  "Fair Market Value" means the fair market value of a Share as determined in good faith by the Committee or pursuant to a procedure specified in good faith by the Committee; provided, however, that if the Committee has not specified otherwise, Fair Market Value shall mean the closing price of a Share as reported on the NASDAQ Stock Market.

            2.17  "Freestanding SAR" means an SAR that is granted independently of any Options, as described in Article 7 herein.

            2.18  "Incentive Stock Option" or "ISO" means an Option that is intended to meet the requirements of Code Section 422.

            2.19  "Investment Agreement" means that certain Investment Agreement dated as of January 27, 2011 between the Company, First Federal Bank and Bear State Financial Holdings, LLC.

            2.20  "Nonqualified Stock Option" or "NQSO" means an Option that is not intended to meet the requirements of Code Section 422.

            2.21  "Option" means an Incentive Stock Option or a Nonqualified Stock Option granted under the Plan, as described in Article 6 herein.

            2.22  "Other Award" means a cash, Share-based or Share-related Award (other than an Award described in Article 6, 7, 8, 9 or 10 of the Plan) that is granted pursuant to Article 11 herein.

            2.23  "Participant" means a current or former Employee, Director or Consultant who has rights relating to an outstanding Award.

            2.24  "Performance-Based Exception" means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

            2.25  "Performance Period" means the period during which a performance measure must be met.

            2.26  "Performance Share" means an Award granted to a Participant, as described in Article 9 herein.

            2.27  "Performance Unit" means an Award granted to a Participant, as described in Article 10 herein.

            2.28  "Period of Restriction" means the period Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture and are not transferable, as provided in Articles 8 and 9 herein.

            2.29  "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof.

            2.30  "Replacement Awards" means Awards issued in substitution of awards granted under equity-based incentive plans sponsored or maintained by an entity with which the Company engages in a merger, acquisition or other business transaction, pursuant to which awards relating to interests in such entity (or a related entity) are outstanding immediately prior to such merger, acquisition or other business transaction. For all purposes hereunder, Replacement Awards shall be deemed Awards.

            2.31  "Restricted Stock" means an Award granted to a Participant, as described in Article 8 herein.

            2.32  "Restricted Stock Unit" means an Award granted to a Participant, as described in Article 9 herein.

            2.33  "Share" means a share common stock of the Company, par value $0.01 per share, subject to adjustment pursuant to Section 4.3 hereof.

            2.34  "Stock Appreciation Right" or "SAR" means an Award granted to a Participant, either alone or in connection with a related Option, as described in Article 7 herein.

            2.35  "Subsidiary" means any corporation in which the Company owns, directly or indirectly, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns, directly or indirectly, at least fifty percent (50%) of the combined equity thereof. Notwithstanding the foregoing, for purposes of determining whether any individual may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" shall have the meaning ascribed to such term in Code Section 424(f).

            2.36  "Tandem SAR" means an SAR that is granted in connection with a related Option, as described in Article 7 herein.

ARTICLE 3

ADMINISTRATION

            3.1  The Committee.    The Plan shall be administered by the Compensation Committee of the Board or such other committee as the Board shall select (the "Committee"). The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board.

            3.2  Authority of the Committee.    Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to select the Employees, Directors and Consultants who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any Award Agreement or other agreement or instrument entered into in connection with the Plan; establish, amend, or waive rules and regulations for the Plan's administration; and, subject to the provisions of Section 19.3 herein, amend the terms and conditions of any outstanding Award and Award Agreement. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authority as identified herein.

            3.3  Decisions Binding.    All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all Persons, including the Company, its Subsidiaries, its stockholders, Directors, Employees, Consultants and their estates and beneficiaries and any transferee of an Award.

 ARTICLE 4

SHARES SUBJECT TO THE PLAN; INDIVIDUAL LIMITS;
AND ANTI-DILUTION ADJUSTMENTS

            4.1  Number of Shares Available for Grants.

            (a)       Subject to adjustment as provided in Section 4.3 herein, the maximum number of Shares that may be delivered pursuant to Awards under the Plan shall be 2,144,743 Shares; provided that:

                (i)        Shares that are potentially deliverable under an Award granted under the Plan that is canceled, forfeited, settled in cash, expires or is otherwise terminated without delivery of such Shares shall not be counted as having been delivered under the Plan.

                (ii)       Shares that have been issued in connection with an Award of Restricted Stock that is canceled or forfeited prior to vesting or settled in cash, causing the Shares to be returned to the Company, shall not be counted as having been delivered under the Plan.

            If Shares are returned to the Company in satisfaction of taxes relating to Restricted Stock, in connection with a cash out of Restricted Stock (but excluding upon forfeiture of Restricted Stock) or in connection with the tendering of Shares by a Participant in satisfaction of the Exercise Price or taxes relating to an Award, such issued Shares shall not become available again under the Plan. Each SAR issued under the Plan will be counted as one share issued under the Plan without regard to the number of Shares issued to the Participant upon exercise of such SAR.

            Shares delivered pursuant to the Plan may be authorized but unissued Shares, treasury Shares or Shares purchased on the open market.

            (b)       Subject to adjustment as provided in Section 4.3 herein, 1,072,371 Shares may be delivered in connection with "full value Awards," meaning Awards other than Options, SARs, or Other Awards for which the Participant pays the grant date intrinsic value.

            (c)       Notwithstanding the foregoing, for purposes of determining the number of Shares available for grant as Incentive Stock Options, only Shares that are subject to an Award that expires or is cancelled, forfeited or settled in cash shall be treated as not having been issued under the Plan.

            4.2  Individual Limits.    Subject to adjustment as provided in Section 4.3 herein, the following rules shall apply with respect to Awards and any related dividends or Dividend Equivalents intended to qualify for the Performance-Based Exception:

            (a)       Options:    The maximum aggregate number of Shares with respect to which Options may be granted in any one fiscal year to any one Participant shall be 214,474 Shares.

            (b)       SARs:    The maximum aggregate number of Shares with respect to which Stock Appreciation Rights may be granted in any one fiscal year to any one Participant shall be 214,474 Shares.

            (c)       Restricted Stock:    The maximum aggregate number of Shares of Restricted Stock that may be granted in any one fiscal year to any one Participant shall be 214,474 Shares.

            (d)       Restricted Stock Units:    The maximum aggregate number of Shares with respect to which Restricted Stock Units may be granted in any one fiscal year to any one Participant shall be 214,474 Shares.

            (e)       Performance Shares:    The maximum aggregate number of Shares with respect to which Performance Shares may be granted in any one fiscal year to any one Participant shall be 214,474 Shares.

            (f)        Performance Units:    The maximum aggregate compensation that can be paid pursuant to Performance Units awarded in any one fiscal year to any one Participant shall be $1,000,000 or a number of Shares having an aggregate Fair Market Value not in excess of such amount.

            (g)       Other Awards:    The maximum aggregate compensation that can be paid pursuant to Other Awards awarded in any one fiscal year to any one Participant shall be $1,000,000 or a number of Shares having an aggregate Fair Market Value not in excess of such amount.

            (h)       Dividends and Dividend Equivalents:    The maximum dividend or Dividend Equivalent that may be paid in any one fiscal year to any one Participant shall be $1,000,000.

            4.3  Adjustments in Authorized Shares and Awards.    In the event of any equity restructuring (within the meaning of Financial Accounting Standards No. 123R), such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, the Committee shall cause an equitable adjustment to be made (i) in the number and kind of Shares that may be delivered under the Plan under Section 4.1 hereof, (ii) in the individual limitations set forth in Section 4.2 hereof and (iii) with respect to outstanding Awards, in the number and kind of Shares subject to outstanding Awards, the Exercise Price, grant price or other price of Shares subject to outstanding Awards, any performance conditions relating to Shares, the market price of Shares, or per-Share results, and other terms and conditions of outstanding Awards, in the case of (i), (ii) and (iii) to prevent dilution or enlargement of rights. In the event of any other change in corporate capitalization, such as a merger, consolidation or liquidation, the Committee may, in its sole discretion, cause an equitable adjustment as described in the foregoing sentence to be made, to prevent dilution or enlargement of rights. The number of Shares subject to any Award shall always be rounded down to a whole number when adjustments are made pursuant to this Section 4.3. Adjustments made by the Committee pursuant to this Section 4.3 shall be final, binding and conclusive.

ARTICLE 5

ELIGIBILITY AND PARTICIPATION

            5.1    Eligibility.    Persons eligible to participate in the Plan include all Employees, Directors and Consultants.

            5.2    Actual Participation.     Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, Directors and Consultants, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

ARTICLE 6

OPTIONS

            6.1    Grant of Options.     Subject to the terms and provisions of the Plan, Options may be granted to Participants in such amounts, upon such terms, and at such times as the Committee shall determine.

            6.2    Award Agreement.     Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO or an NQSO. Options that are intended to be ISOs shall be subject to the limitations set forth in Code Section 422.

            6.3    Exercise Price.     The Exercise Price for each grant of an Option under the Plan shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted; provided, however, that this restriction shall not apply to Replacement Awards or Awards that are adjusted pursuant to Section 4.3 herein. No ISO granted to a Participant who, at the time the ISO is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary shall have an Exercise Price that is less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the ISO is granted.

            6.4    Duration of Options.     Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant. No ISO granted to a Participant who, at the time the ISO is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Subsidiary shall be exercisable later than the fifth (5th) anniversary of the date of its grant.

            6.5    Exercise of Options.     Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as set forth in the Award Agreement and as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

            6.6    Payment.    Options granted under this Article 6 shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised and specifying the method of payment of the Exercise Price.

            The Exercise Price of an Option shall be payable to the Company in full: (a) in cash or its equivalent, (b) by tendering Shares or directing the Company to withhold Shares from the Option having an aggregate Fair Market Value at the time of exercise equal to the Exercise Price, (c) by broker-assisted cashless exercise, (d) in any other manner then permitted by the Committee, or (e) by a combination of any of the permitted methods of payment. The Committee may limit any method of payment, other than that specified under (a), for administrative convenience, to comply with applicable law, or for any other reason.

            6.7    Restrictions on Share Transferability.     The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

            6.8    Dividend Equivalents.     At the discretion of the Committee, an Award of Options may provide the Participant with the right to receive Dividend Equivalents, which may be paid currently or credited to an account for the Participant, and may be settled in cash and/or Shares, as determined by the Committee in its sole discretion, subject in each case to such terms and conditions as the Committee shall establish.

            6.9    Termination of Employment or Service.     Each Participant's Option Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment or, if the Participant is a Director or Consultant, service with the Company and/or a Subsidiary, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options, and may reflect distinctions based on the reasons for termination of employment or service.

            6.10    Nontransferability of Options.

            (a)   Incentive Stock Options.    ISOs may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and shall be exercisable during a Participant's lifetime only by such Participant.

            (b)   Nonqualified Stock Options.    NQSOs may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and shall be exercisable during a Participant's lifetime only by such Participant. NQSOs may not be transferred for value or consideration.

 ARTICLE 7

STOCK APPRECIATION RIGHTS

            7.1    Grant of SARs.     Subject to the terms and provisions of the Plan, SARs may be granted to Participants in such amounts, upon such terms, and at such times as the Committee shall determine. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SAR.

            The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

            The grant price of a Freestanding SAR shall at least equal the Fair Market Value of a Share on the date of grant of the SAR, and the grant price of a Tandem SAR shall equal the Exercise Price of the related Option; provided, however, that this restriction shall not apply to Replacement Awards or Awards that are adjusted pursuant to Section 4.3 herein.

            7.2    Exercise of Tandem SARs.     A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. To the extent exercisable, Tandem SARs may be exercised for all or part of the Shares subject to the related Option. The exercise of all or part of a Tandem SAR shall result in the forfeiture of the right to purchase a number of Shares under the related Option equal to the number of Shares with respect to which the SAR is exercised. Conversely, upon exercise of all or part of an Option with respect to which a Tandem SAR has been granted, an equivalent portion of the Tandem SAR shall similarly be forfeited.

            Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Exercise Price of the ISO.

            7.3    Exercise of Freestanding SARs.     Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them and sets forth in the Award Agreement.

            7.4    Award Agreement.     Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

            7.5    Term of SARs.     The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

            7.6    Payment of SAR Amount.     Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

            (a)   the difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

            (b)   the number of Shares with respect to which the SAR is exercised.

            At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

            7.7    Dividend Equivalents.     At the discretion of the Committee, an Award of SARs may provide the Participant with the right to receive Dividend Equivalents, which may be paid currently or credited to an account for the Participant, and may be settled in cash and/or Shares, as determined by the Committee in its sole discretion, subject in each case to such terms and conditions as the Committee shall establish.

            7.8    Termination of Employment or Service.     Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment or, if the Participant is a Director or Consultant, service with the Company and/or a Subsidiary, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all SARs, and may reflect distinctions based on the reasons for termination of employment or service.

            7.9    Nontransferability of SARs.     SARs may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and shall be exercisable during a Participant's lifetime only by such Participant. SARs may not be transferred for value or consideration.

ARTICLE 8

RESTRICTED STOCK

            8.1    Grant of Restricted Stock.     Subject to the terms and provisions of the Plan, Restricted Stock may be granted to Participants in such amounts, upon such terms, and at such times as the Committee shall determine.

            8.2    Award Agreement.     Each Restricted Stock grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction and, if applicable, Performance Period(s), the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

            8.3    Other Restrictions.     The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, a requirement that the issuance of Shares of Restricted Stock be delayed, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock. The Company may retain in its custody any certificate evidencing the Shares of Restricted Stock and place thereon a legend and institute stop-transfer orders on such Shares, and the Participant shall be obligated to sign any stock power requested by the Company relating to the Shares to give effect to the forfeiture provisions of the Restricted Stock.

            8.4    Removal of Restrictions.     Subject to applicable laws, Restricted Stock shall become freely transferable by the Participant after the last day of the Period of Restriction applicable thereto. Once Restricted Stock is released from the restrictions, the Participant shall be entitled to receive a certificate evidencing the Shares.

            8.5    Voting Rights.     Unless otherwise determined by the Committee and set forth in a Participant's Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares during the Period of Restriction.

            8.6    Dividends and Other Distributions.     Except as otherwise provided in a Participant's Award Agreement, during the Period of Restriction, Participants holding Shares of Restricted Stock shall receive all regular cash dividends paid with respect to all Shares while they are so held, and, except as otherwise determined by the Committee, all other distributions paid with respect to such Restricted Stock shall be credited to Participants subject to the same restrictions on transferability and forfeitability as the Restricted Stock with respect to which they were paid and paid at such time following full vesting as are paid the Shares of Restricted Stock with respect to which such distributions were made.

            8.7    Termination of Employment or Service.     Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain unvested Restricted Stock following termination of the Participant's employment or, if the Participant is a Director or Consultant, service with the Company and/or a Subsidiary, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Awards of Restricted Stock, and may reflect distinctions based on the reasons for termination of employment or service.

            8.8    Nontransferability of Restricted Stock.     Except as otherwise determined by the Committee, during the applicable Period of Restriction, a Participant's Restricted Stock and rights relating thereto shall be available during the Participant's lifetime only to such Participant, and such Restricted Stock and related rights may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated other than by will or by the laws of descent and distribution.

ARTICLE 9

RESTRICTED STOCK UNITS AND PERFORMANCE SHARES

            9.1    Grant of Restricted Stock Units/Performance Shares.     Subject to the terms and provisions of the Plan, Restricted Stock Units and Performance Shares may be granted to Participants in such amounts, upon such terms, and at such times as the Committee shall determine.

            9.2    Award Agreement.     Each grant of Restricted Stock Units or Performance Shares shall be evidenced by an Award Agreement that shall specify the applicable Period(s) of Restriction and/or Performance Period(s) (as the case may be), the number of Restricted Stock Units or Performance Shares granted, and such other provisions as the Committee shall determine. The initial value of a Restricted Stock Unit or Performance Share shall be at least equal to the Fair Market Value of a Share on the date of grant; provided, however, that this restriction shall not apply to Replacement Awards or Awards that are adjusted pursuant to Section 4.3 herein.

            9.3    Form and Timing of Payment.     Except as otherwise provided in Article 17 herein or a Participant's Award Agreement, payment of Restricted Stock Units or Performance Shares shall be made at a specified settlement date that shall not be earlier than the last day of the Period of Restriction or Performance Period, as the case may be. The Committee, in its sole discretion, may pay earned Restricted Stock Units and Performance Shares by delivery of Shares or by payment in cash of an amount equal to the Fair Market Value of such Shares (or a combination thereof). The Committee may provide that settlement of Restricted Stock Units or Performance Shares shall be deferred, on a mandatory basis or at the election of the Participant.

            9.4    Voting Rights.     A Participant shall have no voting rights with respect to any Restricted Stock Units or Performance Shares granted hereunder; provided, however, that the Committee may deposit Shares potentially deliverable in connection with Restricted Stock Units or Performance Shares in a rabbi trust, in which case the Committee may provide for pass through voting rights with respect to such deposited Shares.

            9.5    Dividend Equivalents.     At the discretion of the Committee, an Award of Restricted Stock Units or Performance Shares may provide the Participant with the right to receive Dividend Equivalents, which may be paid currently or credited to an account for the Participant, and may be settled in cash and/or Shares, as determined by the Committee in its sole discretion, subject in each case to such terms and conditions as the Committee shall establish.

            9.6    Termination of Employment or Service.     Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive a payout with respect to an Award of Restricted Stock Units or Performance Shares following termination of the Participant's employment or, if the Participant is a Director or Consultant, service with the Company and/or a Subsidiary, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all

Restricted Stock Units or Performance Shares, and may reflect distinctions based on the reasons for termination of employment or service.

            9.7    Nontransferability.    Except as otherwise determined by the Committee, Restricted Stock Units and Performance Shares and rights relating thereto may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

ARTICLE 10

PERFORMANCE UNITS

            10.1    Grant of Performance Units.     Subject to the terms and conditions of the Plan, Performance Units may be granted to Participants in such amounts, upon such terms, and at such times as the Committee shall determine.

            10.2    Award Agreement.     Each grant of Performance Units shall be evidenced by an Award Agreement that shall specify the number of Performance Units granted, the Performance Period(s), the performance goals and such other provisions as the Committee shall determine.

            10.3    Value of Performance Units.     The Committee shall set performance goals in its discretion that, depending on the extent to which they are met, will determine the number and/or value of Performance Units that will be paid out to the Participants.

            10.4    Form and Timing of Payment.     Except as otherwise provided in Article 17 herein or a Participant's Award Agreement, payment of earned Performance Units shall be made following the close of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units in cash or in Shares that have an aggregate Fair Market Value equal to the value of the earned Performance Units (or a combination thereof). The Committee may provide that settlement of Performance Units shall be deferred, on a mandatory basis or at the election of the Participant.

            10.5    Dividend Equivalents.     At the discretion of the Committee, an Award of Performance Units may provide the Participant with the right to receive Dividend Equivalents, which may be paid currently or credited to an account for the Participant, and may be settled in cash and/or Shares, as determined by the Committee in its sole discretion, subject in each case to such terms and conditions as the Committee shall establish.

            10.6    Termination of Employment or Service.     Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive a payout with respect to an Award of Performance Units following termination of the Participant's employment or, if the Participant is a Director or Consultant, service with the Company and/or a Subsidiary, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Performance Units and may reflect distinctions based on reasons for termination of employment or service.

            10.7    Nontransferability.    Except as otherwise determined by the Committee, Performance Units and rights relating thereto may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

ARTICLE 11

OTHER AWARDS

            11.1    Grant of Other Awards.     Subject to the terms and conditions of the Plan, Other Awards may be granted to Participants in such amounts, upon such terms, and at such times as the Committee shall determine. Types of Other Awards that may be granted pursuant to this Article 11 include, without limitation, the payment of cash or Shares based on attainment of performance goals established by the Committee, the payment of Shares as a bonus or in lieu of cash based on attainment of performance goals established by the Committee, and the payment of Shares in lieu of cash under other Company incentive or bonus programs.

            11.2    Payment of Other Awards.     Payment under or settlement of any such Awards shall be made in such manner and at such times as the Committee may determine.

            11.3    Termination of Employment or Service.     The Committee shall determine the extent to which the Participant shall have the right to receive Other Awards following termination of the Participant's employment or, if the Participant is a Director or Consultant, service with the Company and/or a Subsidiary, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, may be included in an agreement entered into with each Participant, but need not be uniform among all Other Awards, and may reflect distinctions based on the reasons for termination of employment or service.

            11.4    Nontransferability.    Except as otherwise determined by the Committee, Other Awards and rights relating thereto may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

ARTICLE 12

REPLACEMENT AWARDS

            Each Replacement Award shall have substantially the same terms and conditions (as determined by the Committee) as the award it replaces; provided, however, that the number of Shares subject to Replacement Awards, the Exercise Price, grant price or other price of Shares subject to Replacement Awards, any performance conditions relating to Shares underlying Replacement Awards, or the market price of Shares underlying Replacement Awards or per-Share results may differ from the awards they replace to the extent such differences are determined to be appropriate and equitable by the Committee, in its sole discretion.

ARTICLE 13

PERFORMANCE MEASURES

            The Committee may specify that the attainment of one or more of the performance measures set forth in this Article 13 shall determine the degree of granting, vesting and/or payout with respect to Awards (including any related dividends or Dividend Equivalents) that the Committee intends will qualify for the Performance-Based Exception. The performance goals to be used for such Awards shall be chosen from among the following performance measure(s):

  •
  earnings per share;
  •
  economic value created;
  •
  market share (actual or targeted growth);
  •
  net income (before or after taxes);
  •
  operating income;
  •
  adjusted net income after capital charge;
  •
  return on assets (actual or targeted growth);
  •
  return on capital (actual or targeted growth);
  •
  return on equity (actual or targeted growth);
  •
  return on investment (actual or targeted growth);
  •
  revenue (actual or targeted growth);
  •
  cash flow;
  •
  operating margin;
  •
  share price;
  •
  share price growth;
  •
  total stockholder return;

  •
  strategic business criteria consisting of one or more objectives based on meeting specified market penetration goals, productivity measures, geographic business expansion goals, cost targets, customer satisfaction or employee satisfaction goals, goals relating to merger synergies, management of employment practices and employee benefits, or supervision of litigation and information technology, and goals relating to acquisitions or divestitures of Subsidiaries and/or other affiliates or joint ventures;
  •
  core earnings per share;
  •
  capital adequacy measures, including Tier I Leverage Ratio and Total Risk-Based Capital Ratio;
  •
  asset quality ratios such as the ratio of criticized/classified assets to capital, the ratio of classified assets to capital and the allowance for loan and lease losses, the ratio of nonperforming loans and leases and/or past due loans and leases greater than 90 days and non-accrual loans and leases to total loans and leases, the ratio of nonaccrual loans and leases to total loans and leases or the ratio of net charge-offs to average loans and leases, the Texas Ratio or other similar asset quality measures;
  •
  efficiency ratio and other similar measures or ratios of operating performance;
  •
  non-interest income/non-interest expense;
  •
  book value and book value per share;
  •
  tangible book value and tangible book value per share;
  •
  net asset value per share;
  •
  total market value;
  •
  net interest income, net interest spread, and net interest margin;
  •
  earnings before interest, taxes, depreciation and/or amortization, and other non-GAAP measures of earnings;
  •
  effective tax rate;
  •
  cash generation or other cash measures;
  •
  cash earnings per share;
  •
  expenses, including expense management, expense ratio, or other expense measures;
  •
  liquidity management including total loans and leases to total deposits and total loans and leases to total funding;
  •
  deposit growth and composition;
  •
  securities portfolio (value, yield, spread, maturity or duration);
  •
  loan originations;
  •
  allowance for loan and lease losses and allowance for loan and lease losses to total loans and leases;
  •
  loss ratio;
  •
  net charge-offs;
  •
  adversely classified assets;
  •
  nonaccrual loans;
  •
  regulatory ratings;
  •
  regulatory compliance;
  •
  asset or liability interest rate sensitivity;
  •
  satisfactory internal or external audits;
  •
  achievement of balance sheet or income statement objectives;
  •
  shareholder value added;
  •
  working capital;
  •
  enterprise risk measures;
  •
  customer profitability measures;
  •
  dividend payout or dividend growth;
  •
  internal rate of return or increase in net present value;
  •
  any combination of or ratio involving any of the foregoing.

            The targeted level or levels of performance with respect to such performance measures may be established at such levels and on such terms as the Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies. Awards (including any related dividends or Dividend Equivalents) that are not intended to qualify for the Performance-Based Exception may be based on these or such other performance measures as the Committee may determine.

            Achievement of performance goals in respect of Awards intended to qualify under the Performance-Based Exception shall be measured over a Performance Period, and the goals shall be established not later than ninety (90) days after the beginning of the Performance Period or, if less than (90) days, the number of days that is equal to twenty-five percent (25%) of the relevant Performance Period applicable to the Award. The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that Awards that are designed to qualify for the Performance-Based Exception may not be adjusted upward (the Committee may, in its discretion, adjust such Awards downward).

ARTICLE 14

BENEFICIARY DESIGNATION

            Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing during the Participant's lifetime with the Committee. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

ARTICLE 15

DEFERRALS

            If permitted by the Committee, a Participant may defer receipt of amounts that would otherwise be provided to such Participant with respect to an Award, including Shares deliverable upon exercise of an Option or SAR or upon payout of any other Award. If permitted, such deferral (and the required deferral election) shall be made in accordance with, and shall be subject to, the terms and conditions of the applicable nonqualified deferred compensation plan, agreement or arrangement under which such deferral is made and such other terms and conditions as the Committee may prescribe.

ARTICLE 16

RIGHTS OF PARTICIPANTS

            16.1    Continued Service.     Nothing in the Plan shall:

            (a)   interfere with or limit in any way the right of the Company or a Subsidiary to terminate any Participant's employment or service at any time,

            (b)   confer upon any Participant any right to continue in the employ or service of the Company or a Subsidiary, nor

            (c)   confer on any Director any right to continue to serve on the Board of Directors of the Company or a Subsidiary.

            16.2    Participation.    No Employee, Director or Consultant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive future Awards.

ARTICLE 17

CHANGE IN CONTROL

            Except as otherwise provided in a Participant's Award Agreement, upon the occurrence of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

            (a)   any and all outstanding Options and SARs granted hereunder shall become immediately exercisable; provided, however, that the Committee may instead provide that such Awards shall be automatically cashed out upon a Change in Control;

            (b)   any Period of Restriction or other restriction imposed on Restricted Stock, Restricted Stock Units and Other Awards shall lapse; and

            (c)   any and all Performance Shares, Performance Units and other Awards (if performance-based) shall be deemed earned at the target level (or if no target level is specified, the maximum level) with respect to all open Performance Periods.

ARTICLE 18

ADDITIONAL FORFEITURE PROVISIONS

            The Committee may condition a Participant's right to receive a grant of an Award, to vest in the Award, to exercise the Award, to retain cash, Shares, other Awards, or other property acquired in connection with the Award, or to retain the profit or gain realized by the Participant in connection with the Award, including cash or other proceeds received upon sale of Shares acquired in connection with an Award, upon compliance by the Participant with specified conditions relating to non-competition, confidentiality of information relating to or possessed by the Company, non-solicitation of customers, suppliers, and employees of the Company, cooperation in litigation, non-disparagement of the Company and its officers, directors and affiliates, and other restrictions upon or covenants of the Participant, including during specified periods following termination of employment with or service for the Company and/or a Subsidiary.

ARTICLE 19

AMENDMENT, MODIFICATION AND TERMINATION

            19.1    Amendment, Modification and Termination.     The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment that requires stockholder approval in order for the Plan to continue to comply with Section 162(m) requirements, the NASDAQ listing standards or any rule promulgated by the United States Securities and Exchange Commission or any securities exchange on which the securities of the Company are listed shall be effective unless such amendment shall be approved by the requisite vote of stockholders of the Company entitled to vote thereon within the time period required under such applicable listing standard or rule.

            19.2    Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.     The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided, however, that (except as provided in Section 4.3 hereof) the Committee does not have the power to amend the terms of previously granted options to reduce the exercise price per share subject to such options, or to cancel such options and grant substitute options with a lower exercise price per share than the cancelled options. The Company is not permitted to purchase for cash previously granted options with an exercise price that is greater than the Company's trading price on the proposed date of purchase. With respect to any Awards intended to comply with the Performance-Based Exception, any such exception shall be specified at such times and in such manner as will not cause such Awards to fail to qualify under the Performance-Based Exception.

            19.3    Awards Previously Granted.     No termination, amendment or modification of the Plan or of any Award shall adversely affect in any material way any Award previously granted under the Plan without the written consent of the Participant holding such Award, unless such termination, modification or amendment is required by applicable law and except as otherwise provided herein.

            19.4    Compliance with the Performance-Based Exception.     If it is intended that an Award (and/or any dividends or Dividend Equivalents relating to such Award) comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate such that the Awards (and/or dividends or Dividend Equivalents) maintain eligibility for the Performance-Based Exception. If changes are made to Code Section 162(m) or regulations promulgated thereunder to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this Article 19, make any adjustments to the Plan and/or Award Agreements it deems appropriate.

ARTICLE 20

WITHHOLDING

            20.1    Tax Withholding.     The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, domestic or foreign taxes required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan.

            20.2    Use of Shares to Satisfy Withholding Obligation.     With respect to withholding required upon the exercise of Options or SARs, upon the vesting or settlement of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, or upon any other taxable event arising as a result of Awards granted hereunder, the Committee may require or may permit Participants to elect that the withholding requirement be satisfied, in whole or in part, by having the Company withhold, or by tendering to the Company, Shares having a Fair Market Value equal to the minimum statutory withholding (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes) that could be imposed on the transaction and, in any case in which it would not result in additional accounting expense to the Company, taxes in excess of the minimum statutory withholding amounts. Any such elections by a Participant shall be irrevocable, made in writing and signed by the Participant.

ARTICLE 21

INDEMNIFICATION

            Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company to the fullest extent permitted by the laws of the State of incorporation of the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification is subject to the person having been successful in the legal proceedings or having acted in good faith and what is reasonably believed to be a lawful manner in the Company's best interests. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 22

SUCCESSORS

            All obligations of the Company under the Plan and with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or other event, or a sale or disposition of all or substantially all of the business and/or assets of the Company.

ARTICLE 23

LEGAL CONSTRUCTION

            23.1    Gender, Number and References.     Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural. Any reference in the Plan to an act or code or to any section thereof or rule or regulation thereunder shall be deemed to refer to such act, code, section, rule or regulation, as may be amended from time to time, or to any successor act, code, section, rule or regulation.

            23.2    Severability.    In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

            23.3    Requirements of Law.     The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

            23.4    Governing Law.     To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of incorporation of the Company, without giving effect to conflicts or choice of law principles.

            23.5    Non-Exclusive Plan.     Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable, including other incentive arrangements and awards that do or do not qualify under the Performance-Based Exception.

            23.6    Code Section 409A Compliance.     To the extent applicable, it is intended that this Plan and any Awards granted under the Plan comply with the requirements of Code Section 409A and any related regulations or other guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service (collectively "Section 409A"). Any provision that would cause the Plan or any Award granted under the Plan to fail to satisfy Section 409A shall have no force or effect until amended to comply with Section 409A, which amendment may be retroactive to the extent permitted by Section 409A.

MMMMMMMMMMMM . MMMMMMMMMMMMMMM C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR each of Proposal 2, Proposal 3 and Proposal 4. + 1. Election of Directors The Board of Directors Nominees for a one-year term: For Against Abstain For Against Abstain For Against Abstain 01 - W. Dabbs Cavin 02 - K. Aaron Clark 03 - Frank Conner 04 - Scott T. Ford 05 - G. Brock Gearhart 06 - O. Fitzgerald Hill 07 - Daniel C. Horton 08 - Richard N. Massey 09 - Ian R. Vaughan 10 - John J. Ghirardelli 11 - Mark McFatridge For Against Abstain ForAgainst Abstain 2. To approve, in an advisory, non-binding vote, the compensation of the Company’s named executive officers as disclosed in the proxy statement. 4. To ratify the appointment by the Audit Committee of BKD LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016. 3. To approve an amendment to the Company's 2011 Omnibus Incentive Plan (the “Incentive Plan”) to expand the list of performance measures available thereunder and to reapprove the other material terms of the Incentive Plan. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMMC 1234567890 IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X2 7 8 7 3 3 1 02CK6B MMMMMMMMM B A Annual Meeting Proxy Card X IMPORTANT ANNUAL MEETING INFORMATION

. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 25, 2016 THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT: www.edocumentview.com/bsf q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q REVOCABLE PROXY — BEAR STATE FINANCIAL, INC. + THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF BEAR STATE FINANCIAL, INC. (“COMPANY”) FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 25, 2016 AND AT ANY ADJOURNMENT THEREOF. The person authorizing this proxy, being a shareholder of the Company as of April 5, 2016, hereby authorizes and appoints the Board of Directors of the Company, and any successors thereto as proxies with full powers of substitution, to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Company's office located at 2009 Browns Lane, Jonesboro, AR 72401 on Wednesday, May 25, 2016, at 11:00 a.m., Central Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, upon the proposals listed and described in the Proxy Statement and in their discretion with respect to such other matters as may properly come before the meeting or any adjournment thereof. In their discretion, the proxies are authorized to vote with respect to approval of the minutes of the last meeting of shareholders, the election of any person as a director if a nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the meeting. The Board of Directors recommends that you vote FOR the Board of Directors' nominees listed and FOR each of Proposal 2, Proposal 3 and Proposal 4. Shares of common stock of the Company will be voted as specified. If no specification is made, shares will be voted for the election of the Board of Directors' nominees and for each of Proposal 2, Proposal 3 and Proposal 4 and otherwise at the discretion of the proxies including on matters that properly come before the meeting. This proxy may not be voted for any person who is not a nominee of the Board of Directors of the Company. This proxy may be revoked at any time before it is exercised. The person authorizing this proxy hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders of Bear State Financial, Inc. called for May 25, 2016, a Proxy Statement for the Annual Meeting and the 2015 Annual Report on Form 10-K. PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE Non-Voting Items Change of Address — Please print new address below. + IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. C